UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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MSC INDUSTRIAL DIRECT CO., INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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75 Maxess Road

Melville, New York 11747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of MSC Industrial Direct Co., Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MSC Industrial Direct Co., Inc. (the “Company”), a New York corporation, will be held on January 2, 2007 at 9:00 a.m., local time, at the JP Morgan Chase Conference Center, lower level, at 395 North Service Road, Melville, New York 11747, for the following purposes:

1.                To elect seven directors of the Company to serve for one-year terms;

2.                To consider and act upon a proposal to approve an amendment to the Company’s 1995 Stock Option Plan;

3.                To consider and act upon a proposal to approve an amendment to the Company’s 1998 Stock Option Plan;

4.                To consider and act upon a proposal to approve an amendment to the Company’s 2001 Stock Option Plan;

5.                To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2007; and

6.                To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on November 24, 2006 are entitled to notice of and to vote at the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.

By Order of the Board of Directors,

Thomas Eccleston
Secretary

Melville, New York
December 1, 2006

IMPORTANT:
The prompt return of proxies will ensure that your shares will be voted. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

75 Maxess Road
Melville, New York 11747

PROXY STATEMENT FOR
Annual Meeting of Shareholders to
be held on January 2, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MSC Industrial Direct Co., Inc. (the “Company”), a New York corporation, to be used at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at the JP Morgan Chase Conference Center, lower level, at 395 North Service Road, Melville, New York 11747, on January 2, 2007 at 9:00 a.m., local time, and at any adjournment or postponement thereof. The approximate date on which this proxy statement, the foregoing notice and the enclosed proxy were first mailed or given to shareholders was December 1, 2006.

Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later dated proxy. Unless so revoked, shares represented by proxies received by the Company, where the shareholder has specified a choice with respect to the election of directors or the other proposals described in this proxy statement, will be voted in accordance with the specification(s) so made. In the absence of such specification(s), the shares will be voted FOR the election of all seven nominees for the Board of Directors, FOR the proposal to approve an amendment to the Company’s 1995 Stock Option Plan, FOR the proposal to approve an amendment to the Company’s 1998 Stock Option Plan, FOR the proposal to approve an amendment to the Company’s 2001 Stock Option Plan and FOR the ratification of the selection by the Audit Committee with the consent of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current 2007 fiscal year.

The expenses of solicitation of proxies for the Meeting will be paid by the Company. Such solicitation may be made in person or by telephone by officers and associates of the Company. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of the Company’s Class A common stock, par value $.001 per share (the “Class A Common Stock”).

VOTING

Only holders of record of the Class A Common Stock and the Company’s Class B common stock, par value $.001 per share (the “Class B Common Stock”), at the close of business on November 24, 2006 are entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding 48,164,705 shares of Class A Common Stock and 18,839,874 shares of Class B Common Stock.

Under New York law and the Company’s By-Laws, the presence in person or by proxy of the holders of a majority of the shares of the Class A Common Stock and the Class B Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For these purposes, shares which are present or represented by proxy at the Meeting will be counted regardless of whether the holder of the shares or the proxy fails to vote on a proposal (“abstentions”) or whether a broker with authority fails to exercise its authority with respect thereto (a “broker non-vote”). Abstentions and broker non-votes will not be included, however, in the tabulation of votes cast on proposals presented to shareholders. If a broker is not given instructions by the beneficial owner of shares for which the broker holds a proxy, such shares will count for quorum purposes but the broker may not vote such shares with respect to non-routine matters, including the proposed amendments to the 1995 Stock Option Plan, 1998 Stock Option Plan and 2001 Stock Option Plan. The Company urges all beneficial owners to provide instructions to their brokers on how to vote their shares. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld (e.g., abstentions and broker non-votes) will have no effect, as directors are elected by a plurality of votes cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

The Board of Directors does not intend to bring any matter before the Meeting, except as specifically indicated in the foregoing notice, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The information set forth on the following table is furnished as of November 15, 2006 (except as otherwise noted), with respect to any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities. Except as otherwise indicated, the persons listed below have advised the Company that they have sole voting and investment power with respect to the shares listed as owned by them.

	Class A Common Stock(1)			Class B Common Stock
Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership		Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class(2)	% Ownership of Common Stock(3)	% Voting Power(4)
FMR Corp.(5)	2,620,400		5.4	—		—	3.9	1.1
Capital Research and Management Company(6)	3,404,100		7.1	—		—	5.1	1.4
Massachusetts Financial Services Company(7)	2,428,880		5.0	—		—	3.6	1.0
Mitchell Jacobson(8)	452,120	(10)	*	12,196,952	(11)	64.7	18.8	51.7
Marjorie Gershwind(9)	424,451	(12)	*	3,912,962	(13)	20.8	6.5	16.7
Erik Gershwind(8)	99,829	(14)	*	1,271,703	(15)	6.8	2.0	5.4
Stacey Bennett(9)	—		—	1,271,703	(16)	6.8	1.9	5.4
Trust under Trust Agreement Dated September 12, 2005(9)	—		—	1,132,800	(17)	6.0	1.7	4.8

*       Less than 1%

(1)    Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

(2)    Percentages total more than 100% because of shared beneficial ownership of certain shares of Class B Common Stock described in footnotes 11 and 13.

(3)    Indicates percentage ownership of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock. See footnote 1.

(4)    Indicates percentage of aggregate number of votes which can be cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

(5)    Information as to shares owned by FMR Corp. is as of February 14, 2006, as set forth in an amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of FMR Corp. is 82 Devonshire St., Boston, MA 02109.

(6)    Information as to shares owned by Capital Research and Management Company is as of December 30, 2005, as set forth in an Amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, CA 90071.

(7)    Information as to shares owned by Massachusetts Financial Services Company is as of February 10, 2006, as set forth in a Schedule 13G filed with the Securities and Exchange Commission. The address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, MA 02116.

(8)    The address of each person is c/o MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

(9)    The address of each person is c/o Jacobson Family Investments, Inc., Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019.

(10)  Includes (a) 130,169 shares of Class A Common Stock owned directly by Mr. Jacobson, (b) 71,951 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2 and (c) 250,000 shares of Class A Common Stock issuable upon the exercise by Mr. Jacobson of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Jacobson disclaims beneficial ownership of all shares of Class A Common Stock owned by the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2.

(11)  Includes (a) 4,999,279 shares of Class B Common Stock owned directly by Mr. Jacobson, (b) 2,121,779 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust, (c) 179,648 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust #2, (d) 1,000,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #3, (e) 1,500,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #4, (f) 700,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #5, (g) 750,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #6 and (h) 946,246 shares of Class B Common Stock owned by Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust of which trust Mr. Jacobson is the sole trustee and over which shares he may be deemed to have beneficial ownership. Mr. Jacobson disclaims beneficial ownership of all shares of Class B Common Stock owned by the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust, the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust #2, the Mitchell L. Jacobson Grantor Retained Annuity Trust #3, the Mitchell L. Jacobson Grantor Retained Annuity Trust #4, the Mitchell L. Jacobson Grantor Retained Annuity Trust #5 and the Mitchell L. Jacobson Grantor Retained Annuity Trust #6.

(12)  Includes 424,451 shares of Class A Common Stock owned directly by Ms. Gershwind.

(13)  Includes (a) 2,466,716 shares of Class B Common Stock owned directly by Ms. Gershwind, (b) 946,246 shares of Class B Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as Settlor of the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Interest Trust and (c) 500,000 shares of Class B Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as Settlor of the Marjorie Diane Gershwind 2006 GRAT #1. Ms. Gershwind disclaims beneficial ownership of all shares of Class B Common Stock owned by the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Interest Trust and the Marjorie Diane Gershwind 2006 GRAT #1.

(14)  Includes (a) 11,854 shares of Class A Common Stock owned directly by Mr. Gershwind and (b) 87,975 shares of Class A Common Stock issuable upon the exercise by Mr. Gershwind of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(15)  Includes 1,271,703 shares of Class B Common Stock owned directly by Mr. Gershwind.

(16)  Includes 1,271,703 shares of Class B Common Stock owned directly by Ms. Bennett.

(17)  Includes 1,132,800 shares of Class B Common Stock owned directly by the Trust under Trust Agreement Dated September 12, 2005.

Security Ownership of Management

The following table sets forth certain information regarding the Class A Common Stock and Class B Common Stock beneficially owned by each director and nominee for director of the Company, by the Company’s Chief Executive Officer, by each of the Company’s four most highly compensated executive officers who were serving as such at the end of the last fiscal year (and one additional individual who formerly served as an executive officer of the Company prior to fiscal year end) and by all directors, nominees for director and executive officers as a group, at the close of business on November 15, 2006. Except as otherwise indicated, the persons listed below have advised the Company that they have sole voting and investment power with respect to the shares listed as owned by them.

	Class A Common Stock(1)			Class B Common Stock
	Amount & Nature of Beneficial Ownership		Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class	% Ownership of Common Stock(2)	% Voting Power(3)
Charles Boehlke	110,963	(4)	*	—		—	*	*
Roger Fradin	47,000	(5)	*	—		—	*	*
Mitchell Jacobson	452,120	(6)	*	12,196,952	(7)	64.7	18.8	51.7
Denis Kelly	56,500	(8)	*	—		—	*	*
Raymond Langton	36,680	(9)	*	—		—	*	*
Philip Peller	31,161	(10)	*	—		—	*	*
David Sandler	190,925	(11)	*	—		—	*	*
Douglas Jones	40.191	(12)	*	—		—	*	*
Thomas Cox	71,021	(13)	*	—		—	*	*
James Schroeder	56,460	(14)	*	—		—	*	*
All directors, nominees for director and executive officers as a group (thirteen persons)	1,247,991		2.6	12,196,952		64.7	19.8	51.9

*       Less than 1%

(1)    Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

(2)    Indicates percentage ownership of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock. See footnote 1.

(3)    Indicates percentage of aggregate number of votes which can be cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

(4)    Includes 45,322 shares of Class A Common Stock owned directly by Mr. Boehlke and 65,641 shares of Class A Common Stock issuable upon the exercise by Mr. Boehlke of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(5)    Includes 22,000 shares of Class A Common Stock jointly owned by Mr. Fradin and his wife and 25,000 shares of Class A Common Stock issuable upon the exercise by Mr. Fradin of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(6)    Includes (a) 130,169 shares of Class A Common Stock owned directly by Mr. Jacobson, (b) 71,951 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2 and (c) 250,000 shares of Class A Common Stock issuable upon the exercise by Mr. Jacobson of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Jacobson disclaims beneficial ownership of all shares of Class A Common Stock owned by the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2.

(7)    Includes (a) 4,999,279 shares of Class B Common Stock owned directly by Mr. Jacobson, (b) 2,121,779 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust, (c) 179,648 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust #2, (d) 1,000,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #3, (e) 1,500,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #4, (f) 700,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #5, (g) 750,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell L. Jacobson Grantor Retained Annuity Trust #6 and (h) 946,246 shares of Class B Common Stock owned by Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust of which trust Mr. Jacobson is the sole trustee and over which shares he may be deemed to have beneficial ownership. Mr. Jacobson disclaims beneficial ownership of all shares of Class B Common Stock owned by the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust, the Mitchell L. Jacobson 2005 Grantor Retained Annuity Trust #2, the Mitchell L. Jacobson Grantor Retained Annuity Trust #3, the Mitchell L. Jacobson Grantor Retained Annuity Trust #4, the Mitchell L. Jacobson Grantor Retained Annuity Trust #5 and the Mitchell L. Jacobson Grantor Retained Annuity Trust #6.

(8)    Includes 14,000 shares of Class A Common Stock owned directly by Mr. Kelly and 42,500 shares of Class A Common Stock issuable upon the exercise by Mr. Kelly of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(9)    Includes 1,250 shares of Class A Common Stock owned directly by Mr. Langton and 35,430 shares of Class A Common Stock issuable upon the exercise by Mr. Langton of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(10)  Includes 1,777 shares of Class A Common Stock owned directly by Mr. Peller and 29,384 shares of Class A Common Stock issuable upon the exercise by Mr. Peller of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(11)  Includes 79,674 shares of Class A Common Stock owned directly by Mr. Sandler, 2,000 shares of Class A Common Stock held in trust by Mr. Sandler for the benefit of his children and 109,251 shares of Class A Common Stock issuable upon the exercise by Mr. Sandler of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(12)  Includes 13,186 shares of Class A Common Stock owned directly by Mr. Jones and  27,005 shares of Class A Common Stock issuable upon the exercise by Mr. Jones of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Jones became an executive officer on December 27, 2005.

(13)  Includes 20,263 shares of Class A Common Stock owned directly by Mr. Cox and  50,758 shares of Class A Common Stock issuable upon the exercise by Mr. Cox  of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(14)  Includes 24,520 shares of Class A Common Stock owned directly by Mr. Schroeder and 31,940 shares of Class A Common Stock issuable upon the exercise by Mr. Schroeder of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Schroeder ceased to be an executive officer on December 27, 2005.

ELECTION OF DIRECTORS
(ITEM 1)

Seven directors will be elected at the Meeting for a term of one year expiring at the annual meeting of shareholders to be held in 2008 and until their respective successors shall have been elected and shall qualify. Each of the nominees for director was previously elected a director of the Company by the shareholders.

The election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting. Each proxy received will be cast FOR the election of the nominees named below unless otherwise specified in the proxy.

Each nominee has indicated that he is willing to serve as a director of the Company, if elected, and the Board of Directors of the Company has no reason to believe that any nominee may become unable or unwilling to serve. In the event that a nominee should become unavailable for election for any reason, the shares represented by a properly executed and returned proxy will be voted for any substitute nominee who shall be designated by the current Board of Directors. There are no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director of the Company.

The Company’s Nominating and Corporate Governance Committee has reviewed the qualifications and independence of the nominees for director, and, with each member of the Nominating and Corporate Governance Committee abstaining as to himself, has recommended each of the other nominees for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Director Since
Mitchell Jacobson	Chairman of the Board of Directors of the Company	55	October 1995
David Sandler	President and Chief Executive Officer of the Company	49	June 1999
Charles Boehlke	Executive Vice President and Chief Financial Officer of the Company	50	January 2001
Roger Fradin	President and Chief Executive Officer Automation and Control Solutions of Honeywell	53	July 1998
Denis Kelly	Partner of Scura, Rise & Partners LLC	57	April 1996
Raymond Langton	Co-founder and Chief Executive Officer of Applied Tech Products	62	July 1997
Philip Peller	Business Consultant; Retired Partner of Arthur Andersen LLP	67	April 2000

Mitchell Jacobson was appointed President and Chief Executive Officer in October 1995 and held both positions until November 2003. He continued as Chief Executive Officer until November 2005. Mr. Jacobson was appointed Chairman of the Board of Directors of the Company in January 1998. Mr. Jacobson has also been President and Chief Executive Officer of Sid Tool Co., Inc., a wholly-owned and principal operating subsidiary of the Company ( the “Operating Subsidiary”), from June 1982 to November 2005.

David Sandler was appointed President and Chief Executive Officer of the Company in November 2005. Mr. Sandler was President and Chief Operating Officer of the Company from November 2003 to November 2005. From November 2000 to November 2003, he was Executive Vice President and Chief Operating Officer. At that time, he was also appointed as a member of the Company’s

Board of Directors. From May 1999 to November 2000, he was Executive Vice President. From 1998 to 1999, he was Senior Vice President, Administration. From 1989 to 1998 he held various positions of increasing responsibility for several departments throughout the Company, including Information Systems, Product Management, Purchasing, Corporate Development, Human Resources and Finance. In the spring of 1989, he joined the Company as a result of the Company’s acquisition of Dancorp Inc., a New England-based industrial supply distributor, where he served as President and Chief Executive Officer from 1976 to 1989.

Charles Boehlke was appointed Executive Vice President of the Company in January 2003 and was appointed Chief Financial Officer and Senior Vice President of the Company in June 2000. From April 1996 to April 2000, he was the Vice President of Finance for North American operations at Arrow Electronics, Inc. From January 1994 to April 1996, he was the Chief Financial Officer of Black & Decker Mexico. He held several other finance positions of increasing responsibility at Black & Decker between 1980 and 1994.

Roger Fradin is the President and Chief Executive Officer of Automation and Control Solutions Division of Honeywell, since June 2002. From 2000 until June 2002, he was President of the Security and Fire Solutions Division at Honeywell, Inc. From 1987 until 2000, he was the President of the ADEMCO Group.

Denis Kelly is a Managing Partner of Scura, Rise & Partners LLC, a private investment banking firm. From 1993 to 2000, he was a Managing Director of Prudential Securities Inc. From 1991 to 1993, he was the President of Denbrook Capital Corporation, a merchant banking firm. From 1980 to 1991, Mr. Kelly held various positions at Merrill Lynch including, Managing Director of Mergers and Acquisitions and Managing Director of Merchant Banking. Mr. Kelly began his investment banking career at Lehman Brothers in 1974. Mr. Kelly is also a director and a member of the audit committee of Kenneth Cole Productions Inc., a director of Plymouth Financial Company, Inc. and is Chairman of the Board of Directors of Ashburn Hill Corporation.

Raymond Langton is the Co-founder and Chief Executive Officer of Applied Tech Products, a leveraged buy-out firm. From 1995 to February 1997, he was the President and Chief Executive Officer of Chicago Rawhide Worldwide, a manufacturer of sealing devices and subsidiary of SKF USA Inc. (itself a subsidiary of AB SKF of Sweden, a manufacturer of sealing devices and ball bearings). From 1991 to 1995, he was President and Chief Executive Officer of SKF North America, a manufacturer of ball bearings and subsidiary of SKF USA, Inc. He is also a director of Berwind Corporation and the Superior Group, both of which are privately held companies.

Philip Peller is a business consultant. He was a partner of Andersen Worldwide S.C. and Arthur Andersen LLP from 1970 until his retirement in 1999. He served as Managing Partner of Practice Protection and Partner Affairs for Andersen Worldwide S.C. from 1998 to 1999 and as Managing Partner of Practice Protection from 1996 to 1998. He also served as the Managing Director of Quality, Risk Management and Professional Competence for Arthur Andersen’s global audit practice. He is also a director and Chairman of the Audit Committee of Kenneth Cole Productions, Inc.

In December 2005, Erik Gershwind was appointed Senior Vice President of Product Management and Marketing of the Company. He is the nephew of Mitchell Jacobson, Chairman of the Board of the Company, and the son of Marjorie Gershwind, Mr. Jacobson’s sister. There are no other family relationships among any of the directors or executive officers of the Company.

The Board of Directors has determined based on written inquiries that Mr. Fradin, Mr. Kelly, Mr. Langton and Mr. Peller have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent under Rule 10A-3 of the Exchange Act and the New York Stock Exchange listing standards.

Committees, Meetings and Compensation of the Board of Directors

The Board of Directors held seven meetings during the last fiscal year and acted by unanimous written consent on three occasions. Each of the directors attended at least 75% of the meetings of the Board of Directors and committees of the Board on which they served.

The non-management directors, Mr. Fradin, Mr. Kelly, Mr. Langton and Mr. Peller, who are independent under the New York Stock Exchange listing standards, meet at regularly scheduled executive sessions without members of management present. From time to time, the Chairman of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively, rotate serving as the presiding director at the executive sessions of the non-management independent directors. Interested parties may send communications to any of our board committees, any director or the non-management directors as a group by writing to such persons, c/o Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

The Company encourages attendance by directors at the Company’s Annual Meeting. All of the current directors attended the Annual Meeting held on January 3, 2006.

The Board of Directors has a standing Audit Committee currently comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. Mr. Peller is the chairman of the Audit Committee. The Board of Directors has determined that Mr. Peller qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Exchange Act. All members of the Audit Committee have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent in accordance with Section 303A.02 of the New York Stock Exchange listing standards and Rule 10A-3 promulgated under the Exchange Act. The purpose of the Audit Committee is to (i) assist board oversight of the preparation and integrity of the Company’s financial statements, the Company’s compliance with its ethics policies and legal and regulatory requirements, the independent auditor’s qualifications, performance and independence, and the performance of the Company’s internal audit function and independent auditors; and (ii) to prepare an annual audit committee report to be included in the Company’s proxy statement. The Audit Committee is directly responsible for the appointment and termination of the Company’s independent auditors and for recommending to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee adopted a written charter during fiscal 2000 and amended the charter during fiscal 2003. The Audit Committee has the responsibilities and functions mandated by Sections 303A.06 and 303A.07 of the New York Stock Exchange listing standards and Rule 10A-3 promulgated under the Exchange Act, as set forth in its current charter, a copy of which is available at the Company’s website, www.mscdirect.com, and attached hereto as Annex A. A printed copy is available to any shareholder requesting a copy by writing to:  Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747. The Audit Committee has the authority to engage independent counsel and other advisors as it determines is necessary to carry out its duties, and the Company must provide appropriate funding for the Audit Committee. The Audit Committee must also undertake an annual performance evaluation of its performance. The Audit Committee met four times and acted by unanimous written consent on one occasion in the fiscal year ended August 26, 2006.

The Board of Directors has a standing Compensation Committee currently comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Compensation Committee have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent in accordance with Section 303A.02 of the New York Stock Exchange listing standards. Mr. Langton is the chairman of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer; evaluating the Chief Executive Officer’s performance in light of those goals and objectives; determining and approving, either as a committee or together with other independent directors (as directed by the Board of Directors) the Chief Executive Officer’s compensation level based on their evaluation of his performance; making recommendations to the Board of Directors with respect to compensation other than the Chief Executive Officer’s compensation, including with respect to incentive compensation plans and equity based plans of the Company; and producing a Compensation Committee report on executive compensation to be included in the Company’s annual proxy statement. The Compensation Committee also administers the Company’s 1995 Restricted Stock Plan, 1995 Stock Option Plan (the “1995 Option Plan”), 1998 Stock Option Plan (the “1998 Option Plan”), 2001 Stock Option Plan (the “2001 Option Plan”), the 2005 Omnibus Equity Plan (the “Omnibus Plan”) and the Associate Stock Purchase Plan. Pursuant to the Omnibus Plan, the Compensation Committee has the authority to grant Awards (as defined in the Omnibus Plan) to Eligible Individuals (as defined in the Omnibus Plan); to determine whether and to what extent Awards are to be granted; to approve the forms of agreement for use under the Omnibus Plan; to determine the number of shares of Stock (as defined in the Omnibus Plan) to be covered by each Award granted; to determine the terms and conditions of any Award granted (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator (as defined in the Omnibus Plan) shall determine); to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards and (ii) extension of the post-termination exercisability period of Stock Options (as defined in the Omnibus Plan) and other terms of Awards. The Compensation Committee must also undertake an annual evaluation of its performance. The Compensation Committee has adopted a written charter, a copy of which is available on the Company’s website, www.mscdirect.com and a printed copy is available to any shareholder requesting a copy by writing to:  Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747. The Compensation Committee met six times and acted by unanimous written consent on three occasions in the fiscal year ended August 26, 2006.

The Board of Directors has a standing Nominating and Corporate Governance Committee comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Nominating and Corporate Governance Committee have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent, in accordance with Section 303A.02 of the New York Stock Exchange listing standards. Mr. Kelly is the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors of the Company consistent with criteria approved by the Board of Directors; selecting or recommending the Board of Directors nominees for the Board of Directors; developing and recommending to the Board of Directors corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management of the Company. Only those candidates nominated by the Nominating and Corporate Governance Committee will be considered as nominees for the Board of Directors. The Nominating and Corporate Governance Committee must also undertake an annual evaluation of its performance. The Nominating and Corporate Governance Committee has adopted a written charter, a copy of which is available on the Company’s website, www.mscdirect.com, and a printed copy is available to any shareholder requesting a copy by writing to:  Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747. The Nominating and Corporate Governance Committee met five times and did not act by unanimous written consent in the fiscal year ended August 26, 2006.

The Company’s policy is not to pay compensation to directors who are also associates of the Company. The Company annually grants options to purchase 5,000 shares of Class A Common Stock to non-employee directors upon their election and reelection to the Board of Directors. Directors elected other than at an annual meeting of shareholders receive a pro rata number of options. For the fiscal year ended August 26, 2006, the Company also paid each non-employee director compensation of $38,000 per annum and $2,000 per board meeting attended, $1,500 per committee meeting attended, and paid an annual fee of $5,000 to the chairman of each of the Audit and Compensation and Nominating and Corporate Governance committees with respect to their duties in such capacity in addition to the standard non-employee director compensation. Beginning in January 2007, the Company will pay each non-employee director compensation of $42,000 per annum and $2,000 per board meeting attended, and will pay $1,700 per committee meeting attended and the annual fee of $5,000 to the chairman of each of the Audit and Compensation and Nominating and Corporate Governance committees with respect to their duties in such capacity in addition to the standard non-employee director compensation.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines, which are available at the Company’s website, www.mscdirect.com. A printed copy is available to any shareholder requesting a copy by writing to:  Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

Code of Ethics

The Company has adopted a code of ethics that applies to its Chief Executive Officer and senior financial officers. The Company makes its code of ethics available on the Company’s website, www.mscdirect.com and a printed copy is available to any shareholder requesting a copy by writing to: Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747. The Company will disclose on its website amendments to or waivers from its code of ethics in accordance with all applicable laws and regulations.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics for its directors, officers and employees. The Code is posted on the Company’s website, www.mscdirect.com, and a printed copy is available to any shareholder requesting a copy by writing to:  Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747. The Company will disclose on its website amendments to or waivers from its Code of Business Conduct and Ethics in accordance with all applicable laws and regulations.

Policy Regarding Shareholder Nominations for Director

The Corporate Governance and Nominating Committee of the Board of Directors believes that the best director candidates will be those who have a number of qualifications, including their independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. There are no specific, minimum or absolute criteria for Board membership. The Corporate Governance and Nominating Committee also believes it is important that directors have demonstrated an ethical and successful career. This may include experience as a senior executive of a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service. At all times, the Committee shall make every effort to ensure that the Board and its Committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the New York Stock Exchange and/or the Securities and Exchange Commission. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to nominating an existing director for re-election to the Board, the Committee will consider and review such existing director’s Board and Committee attendance and performance, independence, experience, skills and the contributions that the existing director brings to the Board.

The Corporate Governance and Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Corporate Governance and Nominating Committee will review and consider recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential director candidates. The Board retains complete independence in making nominations for election as a member of the Board.

The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by shareholders in compliance with the Company’s procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder may recommend nominees for director at least 120 calendar days prior to the date on which the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, by writing to Thomas Eccleston, Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, NY 11747, giving the name, company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of the Company’s securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with the Company and/or the shareholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Denis Kelly, the Chair of the Corporate Governance and Nominating Committee for further review and consideration in accordance with this policy. Any such shareholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Shareholder Communications Policy

Any shareholder or other interested party who desires to communicate with the Company’s Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Mitchell Jacobson, Chairman of the Board of Directors, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, NY 11747, or to one of the non-management directors at the address indicated in the Company’s annual proxy statement. Communications may be addressed to the Chairman of the Board, an individual director, a Board Committee, the non-management directors or the full Board.

Executive Officers

The following individuals are the executive officers of the Company.

Name of Officer	Position	Age	Executive Officer Since
Mitchell Jacobson	Chairman of the Board of Directors	55	October 1995
David Sandler	President and Chief Executive Officer	49	January 1998
Charles Boehlke	Executive Vice President and Chief Financial Officer	50	June 2000
Thomas Cox	Executive Vice President of Sales	45	June 2000
Eileen McGuire	Senior Vice President of Human Resources	41	December 2005
Erik Gershwind	Senior Vice President of Product Management and Marketing	35	December 2005
Douglas Jones	Senior Vice President of Logistics	42	December 2005
Shelley Boxer	Vice President of Finance	59	October 1995
Thomas Eccleston	Vice President of Plant and Equipment and Corporate Secretary	58	October 1995

Thomas Cox was appointed Executive Vice President of the Company in December 2005 and was appointed Senior Vice President of the Company in April 2000. He was appointed Vice President of the North Region in October 1999, which included the Northeast and Midwest Regions, as well as the Elkhart and Harrisburg Call Centers. In March 1999, he was given additional responsibility of the Northeast Region. In April 1998, he held the position of Regional Manager of the Midwest Region. He joined the Company in September 1997 as a director in the sales organization. Prior to joining MSC, he spent ten years beginning in 1985, in the United States and Europe with TNT Express Worldwide, an international transportation company. He was responsible for Worldwide Sales and Marketing based in Europe for several years and he also held the position of President of the Americas which included employees located in North and South America. After leaving TNT, he was President of his own transportation business, MailNet, with offices in the U.S. and overseas.

Eileen McGuire was appointed Senior Vice President of Human Resources of the Company in December 2005. In June 1999, she was promoted to Vice President of Human Resources. She was appointed as director of Human Resources in May 1996. She joined the Company in 1983, and during her tenure, she has had many cross-functional roles throughout the Company including Distribution, Operational Accounting, Inside Sales, Field and Branch Operations, Call Center Management and Corporate Training.

Erik Gershwind was appointed Senior Vice President of Product Management and Marketing of the Company in December 2005. In 1999, he was director of E-Commerce. He joined the Company in 1995 as manager of its acquisition integration initiative. He is the nephew of Mitchell Jacobson, Chairman of the Board of the Company, and the son of Marjorie Gershwind, Mr. Jacobson’s sister.

Douglas Jones was appointed Senior Vice President of Logistics of the Company in December 2005. In July 2001, he was Vice President of Fulfillment. From March 1998 to July 2001, he was Vice President, Distribution Operations for the Central Region of the United States, at Fisher Scientific. Prior to his role at Fisher Scientific, he was part of the Management Team at McMaster-Carr Supply Company, based in

Chicago. During his ten plus year tenure with McMaster-Carr, he held various managerial positions of increasing responsibility in Fulfillment, Finance, Purchasing and Inventory Management.

Shelley Boxer joined the Company when it became a public company in October 1995 and was Vice President and Chief Financial Officer of the Company from 1995 until June 2000. From June 1993 to October 1995, he also served as Chief Financial Officer of the predecessor company Sid Tool Co., Inc., now the Operating Subsidiary. From 1992 to 1993, he was the Vice President and Chief Financial Officer of Joyce International, Inc., a distribution and manufacturing company. From 1987 to 1992, he was the Executive Vice President and Chief Financial Officer of Kinney Systems, an automobile parking facility and real estate company.

Thomas Eccleston was appointed Corporate Secretary in December 1995. He joined the Company in January 1985 and was appointed Vice President in 1986.

Each executive officer serves until his or her successor is appointed and qualified or until earlier resignation, death or removal. There are no arrangements or understandings between any executive officer and any other person pursuant to which he was or is to be selected as an officer of the Company. The Company has entered into written agreements with David Sandler, President and Chief Executive Officer of the Company, Charles Boehlke, Executive Vice President and Chief Financial Officer of the Company, Thomas Cox, Executive Vice President of Sales of the Company and Douglas Jones, Senior Vice President of Logistics as described on page 17 of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act and written representations from its executive officers, directors and persons who own beneficially more than 10% of either the Class A Common Stock or the Class B Common Stock, all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended August 26, 2006, except that Denis Kelly failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 with respect to the sale of Class A Common Stock on November 7, 2005.

EXECUTIVE COMPENSATION

The following table sets forth, for the Company’s last three fiscal years, the aggregate compensation awarded to, earned by or paid to the Company’s Chief Executive Officer, and to each of the Company’s other four most highly compensated executive officers who were serving as executive officers at the end of the Company’s last fiscal year (and one additional individual who formerly served as an executive officer of the Company prior to fiscal year end) (collectively, the “Named Executive Officers”), for services rendered in all capacities to the Company and its subsidiaries. All compensation noted below, other than stock options, was paid by the Operating Subsidiary.

Summary Compensation Table

						Long-Term
		Annual Compensation				Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Other Annual Compen- sation (2)		Restricted Stock Awards(1)(3)	Securities Underlying Options(1)	All Other Compen- sation
Mitchell Jacobson	2006	$765,794	$750,000	—		—	0	$3,681	(4)
Chairman of the Board	2005	408,400	750,000	—		—	0	2,299	(4)
of Directors(11)	2004	408,400	550,000	—		—	0	2,331	(4)
David Sandler	2006	$567,240	$745,000	$117,484	(5)	$509,680	61,000	$4,670	(6)
President and Chief	2005	484,027	620,000	95,538	(5)	475,259	61,000	4,480	(6)
Executive Officer(11)	2004	453,738	457,000	80,598	(5)	367,900	70,000	4,991	(6)
Charles Boehlke	2006	$395,477	$395,000	$—		$348,719	42,000	$3,726	(7)
Executive Vice President	2005	349,154	363,000	—		324,834	42,000	4,470	(7)
and Chief Financial Officer	2004	332,771	227,000	—		206,024	52,500	4,980	(7)
James Schroeder	2006	$340,000	$175,000	$—		$160,961	20,000	$105,483	(8)
Senior Executive Project	2005	340,000	170,000	—		150,072	20,000	99,246	(8)
Manager(12)	2004	329,072	125,000	—		109,804	23,000	92,798	(8)
Thomas Cox	2006	$288,942	$210,000	$—		$170,247	25,000	$270	(9)
Executive Vice President,	2005	269,400	200,000	—		155,074	20,000	239	(9)
Sales	2004	242,745	80,000	—		97,352	25,000	187	(9)
Douglas Jones	2006	$266,856	$150,000	$—		$118,642	13,500	$4,534	(10)
Senior Vice President,	2005	245,402	142,421	—		105,061	13,500	4,428	(10)
Logistics(12)	2004	239,530	100,000	—		72,448	16,000	4,222	(10)

No stock appreciation rights or long-term incentive plan payments, as defined in the regulations of the Exchange Act governing the solicitation of proxies, were awarded to, earned by or paid to any of the Named Executive Officers during any of the last three fiscal years.

(1)          Amounts shown are for the year in which bonuses are paid or stock options granted; all such awards relate to prior fiscal year performance.

(2)          Includes perquisites and other annual benefits where such perquisites and benefits exceed the lesser of $50,000 or 10% of the officer’s annual salary and bonus for the year. Of the amounts reported, items that exceeded 25% of the total perquisites and benefits reported for the officer are described below.

(3)          Amounts represent the market value of restricted stock awards on the date of grant. Dividends are paid on restricted shares. At August 26, 2006, David Sandler, Charles Boehlke, James Schroeder, Thomas Cox and Douglas Jones held 38,020, 24,399, 11,781, 11,693 and 8,226 restricted shares with a market value of $1,463,390, $939,118, $453,451, $450,064 and $316,619 respectively.

(4)          Includes group term life insurance benefits of approximately $649, $414 and $446 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively and matching contributions to the Operating Subsidiary’s 401(k) Plan of approximately $3,032, $1,885 and $1,885 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively.

(5)          Includes housing allowance and rental payments of $90,268, $62,523 and $61,889 on an apartment for David’s use in fiscal 2006, fiscal 2005 and fiscal 2004, respectively.

(6)          Includes group term life insurance benefits of approximately $270, $280 and $291 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively, and matching contributions to the Operating Subsidiary’s 401(k) Plan of approximately $4,400, $4,200 and $4,700 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively.

(7)          Includes group term life insurance benefits of $364, $270 and $280 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively, and matching contributions to the Operating Subsidiary’s 401(k) Plan of approximately $3,362, $4,200 and $4,700 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively.

(8)          Includes group term life insurance benefits of approximately $2,286, $1,906 and $1,234 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004 respectively, and matching contributions to the Operating Subsidiary’s 401(k) Plan of approximately $2,877, $2,877 and $2,615 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively. Also includes approximately $100,320, $94,463, and $88,949 accrued by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively, in respect of annual post-retirement payments to be made to Mr. Schroeder pursuant to the terms and provisions of a written agreement between Mr. Schroeder and the Company which was terminated by the Company on September 1, 1997.

(9)          Includes group term life insurance benefits of $270, $239 and $187 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively.

(10)   Includes group term life insurance benefits of $180, $187 and $180 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively, and matching contributions to the Operating Subsidiary’s 401(k) Plan of approximately $4,354, $4,241 and $4,042 paid by the Company in fiscal 2006, fiscal 2005 and fiscal 2004, respectively.

(11)   On October 21, 2005, Mitchell Jacobson submitted, and the Company’s Board accepted, his resignation as Chief Executive Officer of the Company effective November 9, 2005. Mr. Jacobson continues to serve as a Director and Chairman of the Board of Directors of the Company. On October 21, 2005, the Board appointed David Sandler to become Chief Executive Officer of the Company effective November 9, 2005.

(12)   On December 27, 2005, Douglas Jones was appointed Senior Vice President of Logistics of the Company, and James Schroeder was appointed Senior Executive Project Manager of the Company. On December 27, 2005, Mr. Schroeder ceased to be an executive officer of the Company.

Option Grants in Last Fiscal Year

The following table sets forth information with respect to the grant of stock options under the Omnibus Plan by the Company during the fiscal year ended August 26, 2006 to the Named Executive Officers listed on the Summary Compensation Table.

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)	Percentage of Total Options Granted to Associates in Fiscal Year (%)	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value($)(1)
Mitchell Jacobson	—	—	—	—	—
David Sandler	61,000	16.7	$37.45	10/21/2012	$627,080
Charles Boehlke	42,000	11.5	$37.45	10/21/2012	$431,760
James Schroeder	20,000	5.5	$37.45	10/21/2012	$205,600
Thomas Cox	25,000	6.9	$37.45	10/21/2012	$257,000
Douglas Jones	13,500	3.7	$37.45	10/21/2012	$138,780

(1)          The Black-Scholes option pricing model was used to calculate the Grant Date Present Value. The Company’s use of this model should not be construed as an endorsement of its accuracy at valuing options. Among other things, the stock option model requires a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value for the option grants: expected life of 4.69 years, volatility of 30.2%, dividend yield of 1.20% and risk-free interest rate of 3.11%.

Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table sets forth information with respect to the exercise of stock options during the fiscal year ended August 26, 2006 and the value at August 26, 2006 of unexercised stock options held by the Named Executive Officers listed on the Summary Compensation Table.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FYE Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FYE Exercisable/Unexercisable(1)
Mitchell Jacobson	—	—	200,000/50,000	$4,798,000/$1,199,500
David Sandler	80,000	$2,264,412	23,250/183,750	$213,513/$1,815,068
Charles Boehlke	82,500	$2,145,622	10,500/125,000	$63,945/$1,190,335
James Schroeder	23,896	$848,193	20,000/35,000	$256,650/$112,150
Thomas Cox	27,826	$1,109,936	20,788/67,000	$323,345/$631,430
Douglas Jones	12,000	$466,922	9,775/39,225	$117,066/$363,109

(1)          Fair market value of securities underlying the options at fiscal year end minus the exercise price of the options.

Employment Arrangements and Compensation Plans

Charles Boehlke is employed as Executive Vice President and Chief Financial Officer of the Company pursuant to an amended and restated agreement, dated as of December 27, 2005. Mr. Boehlke was promoted to Executive Vice President in January 2003. Mr. Boehlke is required to devote his full working time to the affairs of the Company. Under his agreement, Mr. Boehlke receives an annual base salary (currently set at $429,760 and is also entitled to participate in employee benefit and other fringe benefit plans made available to the executives of the Company. The agreement provides that if within two years after (i) a sale by the Company of all or substantially all of its assets (a sale of assets is substantial when the total gross fair market value is equal to or greater than 80%) or (ii) the sale of the Company’s voting securities to one or more persons (other than Mitchell Jacobson and Marjorie Gershwind) as a result of which any such person shall possess more than 50% of the voting power or total fair market value of the Company’s stock or a majority of the members of the board of directors (the “Board”) of the Company are directors who were not endorsed by a majority of the Prior Board before elections of the Company’s then outstanding securities (each such event, a “Change in Control”), there is a change in the circumstances of Mr. Boehlke’s employment, such as (i) a material reduction or change in his employment duties or reporting responsibilities, (ii) a reduction in the annual base salary from the annual base salary received prior to a Change in Control or (iii) a material diminution in his status, working conditions or other economic benefits from those in effect immediately prior to a Change in Control (each such event, a “Changed Circumstance”), Mr. Boehlke may terminate his employment with the Company. Upon such termination, or if within two years after a Change in Control the Company terminates Mr. Boehlke’s employment other than for cause, the Company will pay Mr. Boehlke an amount equal to (A) a payment equal to the product of (x) two (2) and (y) his annual salary and target annual bonus in effect prior to such termination; (B) the pro rata portion of his targeted bonus for that year; and (c) either a monthly automobile allowance or a monthly automobile lease payment for the lesser of a two-year period or the remaining term of the lease. In addition, the Company will provide Mr. Boehlke with outplacement services for up to six months and healthcare coverage, if elected by Mr. Boehlke, for up to 18 months. Furthermore, following a Change in Control, in the event of the termination of Mr. Boehlke’s employment other than for cause, he is entitled to a severance payment in an amount equal to the highest annual base salary he received at any time during the period of his employment with the Company. Also, upon such termination, Mr. Boehlke shall continue to receive, at the Company’s expense, the automobile allowance and medical insurance benefits provided in the amended and restated agreement for a period of one year following such termination, and the Company is to retain Mr. Boehlke to provide financial consulting services for a one-year period commencing on the date of such termination, for not more than ten (10) hours in any calendar quarter at a rate of $2,500 per annum. In addition, Mr. Boehlke executed a confidentiality agreement and a two-year non-solicitation and non-competition agreement.

On December 27, 2005, the Company entered into written agreements with each of James Schroeder and David Sandler (each, an “Executive”). Each agreement provides that in the event of a Change in Control, the Company shall pay to James Schroeder and David Sandler $2,000,000 and $1,200,000, respectively. Each agreement further provides that if within five years after a Change in Control, the Executive Circumstance of Employment has changed, the Executive may terminate his employment with the Company. Upon such termination, or if within five years after a Change in Control the Company terminates the Executive’s employment other than for cause or resigns due to a material reduction in responsibilities, compensation or status as more particularly provided in the agreements (a “Change in Circumstance”), the Company will pay the Executive the product of (x) five (5) and (y)  the Executive’s annual base salary and the largest annual bonus paid to the executive during the three preceding years, minus the base salary and bonus amounts paid during the period between the change in control and termination. The Company has also agreed to indemnify each of Mr. Schroeder and Mr. Sandler against certain excise taxes that may arise from such payments on an after-tax (“grossed up”) basis. In addition, the Executives executed a confidentiality agreement and a two-year non-solicitation and non-competition agreement.

On December 27, 2005, the Company entered into written agreements with each of Thomas Cox and Douglas Jones. Each agreement provides that in the event of a Change in Control, the Company shall provide for, among other things, payments to each of Mr. Cox and Mr. Jones if within two years following a Change in Control, such person is either terminated without cause or resigns due to a Change in Circumstance. Mr. Cox and Mr. Jones each would receive aggregate payments equal to (A) the product of

(x) two (2) and (y) his annual salary and targeted annual bonus in effect prior to such termination; (B) the pro rata portion of the executive’s targeted bonus for that year; and (C) either a monthly automobile allowance or a monthly automobile lease payment for the lesser of a two-year period or the remaining term of the lease. The Company will indemnify each of Mr. Cox and Mr. Jones against certain excise taxes that may arise from such payments on an after-tax (“grossed up”) basis. In addition, the Company will provide each of them with outplacement services for up to six months and healthcare coverage, if elected, for up to 18 months. Each agreement has an initial term of three years and renews automatically for additional three-year terms unless terminated by the Company on 18 months notice prior to expiration of the term. In addition, Mr. Cox and Mr. Jones each executed a confidentiality agreement and a two-year non-solicitation and non-competition agreement.

James Schroeder is employed as Senior Executive Project Manager of the Company. Mr. Schroeder and the Company are parties to a written agreement which provides for annual benefit payments to Mr. Schroeder for seven years upon his retirement, or his termination by the Company without cause or, in the event of his death, to his designated beneficiary. The benefit is based upon the growth in the Company’s earnings before interest and taxes over a certain base amount. The Company may terminate the agreement at any time and elect to prepay Mr. Schroeder any benefits accrued by the Company up to the date of such termination. The Company exercised its right to terminate the agreement with Mr. Schroeder as of September 1, 1997. Under the terms of the agreement, the Company is obligated to accrue to Mr. Schroeder’s benefit the total amount that would be due as if September 1, 1997 were Mr. Schroeder’s normal retirement date. Accordingly, the total amount due to Mr. Schroeder is $1,718,386 of which $100,320 represents interest accrued in fiscal 2006. This amount will accrue interest until Mr. Schroeder’s normal retirement date and may be prepaid, at the Company’s election, at any time, without penalty.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

During fiscal 2006, the Compensation Committee consisted of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. None of the members of the Compensation Committee were, during such year, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company and a de minimus shareholder. In addition, no executive officer of the Company served as a director or a member of the compensation committee of any other entity one of whose executive officers served as a director or on the Compensation Committee of the Company.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

During fiscal 2006, the Compensation Committee (the “Compensation Committee”) was comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller.

The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the overall direction for the executive compensation strategy of the Company and for the ongoing monitoring of the strategy. In addition to the matters described on page 9 of this proxy statement, the Compensation Committee is responsible for recommending and reviewing the compensation of the executive officers, recommending new incentive compensation plans and recommending changes and improvements to existing compensation plans, all subject to approval by the Board of Directors. The Compensation Committee makes its compensation determinations based upon its own analysis of information it compiles and the business experience of the members. In addition, the views of Mitchell Jacobson, as Chairman of the Board of the Company, and David Sandler, Chief Executive Officer of the Company, are, and will continue to be, considered by the members of the Compensation Committee in their review of the performance and compensation of individual executives.

Beginning in fiscal 2005, the Company engaged an independent consulting firm to assist the Compensation Committee on compensation matters. With respect to the determination of executive and director compensation levels for fiscal 2006 and subsequent periods, the Compensation Committee reviewed, with input from the independent consulting firm, among other materials, compensation information compiled from public companies having similar characteristics (size, profitability, geography, business lines, growth, etc.) to those of the Company.

Overall Policy

The Compensation Committee believes that the Company’s executive officers constitute a highly qualified management team and are largely responsible for the Company’s success. The Compensation Committee further believes that the stability of the management team is a contributing factor to the Company’s success. In order to promote stability, the Company’s strategy is to (i) compensate its executive officers principally through a competitive base salary set at a sufficiently high level to retain and motivate these officers, (ii) link a portion of the executive officers’ compensation to their performance and the Company’s profitability for each fiscal year, and (iii) align the financial interests of the Company’s executive officers with those of the Company’s shareholders. The compensation objectives of the Compensation Committee and the Board of Directors are designed to provide competitive levels of compensation consistent with the Company’s annual and long-term performance goals, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives.

The major elements of the executive compensation program are base salary, annual incentive bonuses and long-term incentive compensation in the form of stock options, restricted stock grants and other equity based instruments. Executive officers are also entitled to customary benefits generally available to all associates of the Company, including group medical and life insurance and a 401(k) plan. Overall compensation is intended to be consistent with companies of similar characteristics (size, profitability, geography, business lines, growth, etc.) (the “peer group”). The peer group for purposes of determining compensation of executive officers is not the same group of companies which are included in the industry index which appears on the performance graph contained in this proxy statement. The purpose of the industry index is to compare the performance of the Class A Common Stock to the performance of the stock of companies with similar businesses to the Company. The peer group is used for purposes of compensation matters in order to provide a more accurate measure of the compensation paid to executives of comparable companies. In any particular year, the Company’s executives may be paid more or less than the executives of competitors, depending upon the Company’s overall financial performance and other factors. For the fiscal year ended August 26, 2006, the Compensation Committee believes that the

Company’s senior executives were paid competitively as compared to comparable executives in the peer group.

The Compensation Committee periodically evaluates the performance targets and economic components of our compensation programs, emphasizing those short or long term compensation alternatives (cash, options and restricted stock) that best incentivize personnel at different levels of our organization.

In the fourth quarter of fiscal 2006, the Compensation Committee, the Board and senior management with assistance and input from the independent consulting firm, conducted a detailed review of the Company’s overall compensation objectives and programs, including the amount and form of future equity based compensation for fiscal 2007 and thereafter. On November 23, 2005 and January 3, 2006, the Board of Directors and the Company’s shareholders approved, respectively, an Omnibus Plan, covering stock options, restricted stock, and stock appreciation rights, to replace the 1995, 1998, and 2001 Stock Option Plans, and the 1995 Restricted Stock Plan (collectively, the “Previous Plans”).

Federal Income Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The limit, which applies to a company’s chief executive officer and the four other most highly compensated executive officers, is $1 million, subject to certain exceptions (including the exclusion from the cap generally of performance-based compensation). The Compensation Committee has determined that compensation payable to the executive officers should generally meet the conditions required for full deductibility under Code Section 162(m). However, the Compensation Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible and the Company does expect to pay certain of its executive officers compensation which will not qualify for deductibility under Code Section 162(m).

Base Salary

Base salaries for the Company’s senior executives are influenced by a variety of objective and subjective factors. Particular consideration is given to a comparison of the salaries at companies in the peer group and the executive’s level of responsibility, tenure with the Company, prior year’s compensation and effectiveness of management. The Compensation Committee has also relied heavily on the recommendations of Mitchell Jacobson, Chairman of the Board of the Company, and David Sandler, Chief Executive Officer of the Company, in setting the compensation of the executive officers.

Annual Incentive Bonuses

Each fiscal year, the Company establishes a bonus pool based on financial and non-financial goals. The award of bonuses are at the Compensation Committee’s sole discretion. Factors considered in awarding a bonus are the Company’s core execution of Key Performance Metrics and Key Business Initiatives, financial targets (such as earnings per share) and the associate’s level of responsibility, exhibited individual initiative, and effectiveness of management.

Long-Term Incentive Compensation

The Compensation Committee and the Company recognizes the correlation between the awarding of long-term incentive compensation and the performance of the Company as a whole and the executive’s individual performance. Accordingly, the Company reinforces the importance of producing satisfactory returns to shareholders over the long term through the operation of the Omnibus Plan and the Previous Plans. Stock option grants provide executives with the opportunity to acquire an equity interest in the Company and the Restricted Stock grants confer an immediate equity interest in the Company. Both of these types of grants align the executive’s interest with that of the shareholders to create shareholder value as reflected in the growth in the price of the Class A Common Stock.

1995, 1998 and 2001 Option Plans and the Omnibus Plan.   The 1995 Option Plan, 1998 Option Plan, 2001 Option Plan and the Omnibus Plan are administered by the Compensation Committee. On November 23, 2005 and January 3, 2006, the Board of Directors and the Company’s shareholders approved, respectively, the Omnibus Plan, covering stock options, restricted stock and stock appreciation rights, to replace the Previous Plans. The Omnibus Plan covers an aggregate of up to 3,000,000 shares, and is in lieu of and replaced the unissued shares not subject to prior grants made under the Previous Plans, for an aggregate of approximately 500,000 fewer shares that were covered under the Previous Plans. The Company will not grant any future awards under the Previous Plans, although it does deliver shares upon the exercise of options already granted under the Previous Plans.

The Administrator (as defined in the Omnibus Plan) has the authority to, among other things, grant Awards (as defined in the Omnibus Plan) to Eligible Individuals (as defined in the Omnibus Plan); to determine whether and to what extent Awards are to be granted; to approve the forms of agreement for use under the Omnibus Plan; to determine the number of shares of Stock (as defined in the Omnibus Plan) to be covered by each Award granted; to determine the terms and conditions of any Award granted (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine); to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards and (ii) extension of the post-termination exercisability period of Stock Options (as defined in the Omnibus Plan); to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; to determine the Fair Market Value (as defined in the Omnibus Plan); and to determine the type and amount of consideration to be received by the Company for any Stock Award issued.

Chief Executive Officer’s Fiscal 2006 Compensation

The compensation paid to the Company’s Chairman, Mitchell Jacobson, in fiscal 2006 (who served as Chief Executive Officer from October 1995 to November 2005 in fiscal 2006) consisted of base salary and an annual incentive bonus. Mr. Jacobson received an annual base salary of $765,794 and a $750,000 bonus in fiscal 2006. This bonus was awarded based on fiscal 2005 performance. On October 21, 2005, Mr. Jacobson submitted, and the Company’s Board accepted, his resignation as Chief Executive Officer of the Company effective November 9, 2005. Mr. Jacobson continues to serve as a Director and Chairman of the Board of the Company. On October 21, 2005, the Board appointed David Sandler, who was President and Chief Operating Officer of the Company at that time, to become Chief Executive Officer of the Company effective November 9, 2005. The compensation paid to Mr. Sandler consisted of a base salary and annual incentive bonus. Mr. Sandler received an annual base salary of $567,240 and a $745,000 bonus in fiscal 2006. The bonus was awarded based on fiscal 2005 performance. Mr. Sandler’s fiscal 2007 annual base salary is $585,000 and his fringe benefits will be determined in the future, including based on information provided by an independent consulting firm, and any bonus with respect to fiscal 2007 will be determined by the Compensation Committee in its discretion consistent with past practices.

COMPENSATION COMMITTEE

Roger Fradin Denis Kelly Raymond Langton Philip Peller

REPORT OF AUDIT COMMITTEE

During fiscal 2006, the Audit Committee (the “Committee”) was comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Audit Committee are independent in accordance with the requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Committee adopted a written charter during fiscal 2000 and amended the charter during fiscal 2003, a copy of which is available on the Company’s website and attached as Annex A hereto. The Audit Committee met four times and acted by unanimous written consent on one occasion in the fiscal year ended August 26, 2006.

The Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K with management and discussed the quality and acceptability of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company’s financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to the Company, and considered the compatibility of non-audit services with the auditors’ independence.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended August 26, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Roger Fradin Denis Kelly Raymond Langton Philip Peller

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG MSC INDUSTRIAL DIRECT CO., INC. THE S & P MIDCAP 400 INDEX

AND THE DOW JONES US BUSINESS SUPPORT SERVICES INDEX

*       $100 invested on 9/1/01 in stock or index-including reinvestment of dividends. Indexes calculated on month-end basis.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/s&p.htm

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Erik Gershwind, the nephew of Mitchell Jacobson, Chairman of the Board of the Company, and the son of Marjorie Gershwind, Mr. Jacobson’s sister, is employed by the Company as the Senior Vice President of Product Management and Marketing. Mr. Gershwind is currently compensated at the rate of $239,200 per annum. Mr. Gershwind is also entitled to participate in all of the employee benefit plans available to all of the Company’s associates.

An entity owned and controlled by Mitchell Jacobson, the Chairman of the Board of the Company, and Marjorie Gershwind, Mr. Jacobson’s sister, leases a distribution center, located in Atlanta, Georgia, to the Operating Subsidiary. The square footage of the distribution center is approximately 529,000 square feet. The terms of the lease agreement were independently determined to be at fair market value at the time the lease was entered into. The rent paid by the Operating Subsidiary was approximately $1,664,000 in fiscal 2006 and is anticipated to be approximately $1,675,000 in fiscal 2007. The rent to be paid by the Operating Subsidiary under the remaining lease term, which expires or is subject to renewal in fiscal 2023, is approximately $29,064,000.

Additionally, an entity owned and controlled by Mitchell Jacobson and Marjorie Gershwind leased a branch office with square footage of approximately 9,000 square feet to the Operating Subsidiary during fiscal 2006. The rent paid by the Operating Subsidiary was approximately $70,000 in fiscal 2006 and is anticipated to be $70,000 in fiscal 2007. The aggregate rent to be paid by the Operating Subsidiary under the remaining lease term, which expires in fiscal 2010, is approximately $258,000. The Company believes that the terms of the foregoing arrangement was at least as favorable to the Company as could have been obtained from unaffiliated third parties at the time the lease was entered into.

See “Compensation Committee Interlocks and Insider Participation in Compensation Decisions” for certain relationships and related party transactions involving certain of the Company’s directors.

APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
1995 STOCK OPTION PLAN
(ITEM 2)

On October 16, 2006, the Board of Directors and the Compensation Committee adopted an amendment to the 1995 Stock Option Plan, as amended (the “1995 Option Plan”) which will become effective, subject to shareholder approval, on January 2, 2007. The amendment provides, to the extent permitted under Section 409A of the Code, that the option exercise period following a termination of employment shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy. If the amendment, a copy of which is attached hereto as Annex B, is not approved by the shareholders of the Company, the 1995 Option Plan will remain as presently in effect.

To effectuate this amendment:

Section 12.F is hereby added to the MSC Industrial Direct Co., Inc. 1995 Option Plan to read as follows:

“Notwithstanding the foregoing and to the extent not resulting in any liability under Section 409A of the Code, the exercise period following a termination described in subsection (A), (B), (C) or (E) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy, provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have otherwise expired under subsections (A), (B), (C) or (E), as applicable, and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under applicable securities laws.”

Set forth below is a summary of the 1995 Option Plan, a copy of which is on file with the Securities and Exchange Commission. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the 1995 Option Plan.

The affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Meeting is required for approval of the amendment to the 1995 Option Plan.

The Board of Directors recommends a vote FOR the proposal to approve the amendment to the 1995 Option Plan. Each proxy received in response to this solicitation will be voted FOR the proposal to approve the amendment to the 1995 Option Plan, unless otherwise specified in the proxy.

Nature and Purpose of the 1995 Option Plan

The purpose of the 1995 Option Plan is to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or increase on reasonable terms their stock ownership in, the Company. The Board of Directors believes that the granting of options (the “Options”) under the 1995 Option Plan promotes continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

Duration and Modification

The 1995 Option Plan terminated on November 16, 2005 with respect to the grant of new options, but continues to govern outstanding options granted prior to that date. The Company’s 2005 Omnibus Equity Plan replaced the Company’s 1995 Option Plan, 1998 Stock Option Plan, 2001 Stock Option Plan and 1995 Restricted Stock Plan. No further grants of Options will be made under the 1995 Option Plan although the

Company does deliver shares upon exercise of Options already granted under the 1995 Option Plan. The Board of Directors may at any time make such modifications to the 1995 Option Plan as it may deem advisable, except that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. In addition, the provisions of the 1995 Option Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Further, subject to limited exceptions, no termination or amendment of the 1995 Option Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

Administration

The 1995 Option Plan is administered by the Compensation Committee consisting of at least two members of the Board of Directors. It is intended that the Compensation Committee consist of members of the Board of Directors who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of, the Board of Directors. The present members of the Compensation Committee are Messrs. Fradin, Kelly, Langton and Peller. The Compensation Committee has discretion to determine the participants under the 1995 Option Plan, the time and price at which Options will be granted, the period during which Options will be exercisable, the number of shares subject to each Option and whether an Option will be an incentive stock Option, a non-incentive stock Option or a combination thereof. The Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary Options granted to Non-Employee Directors and consultants, and all Option granted to Non-Employee Directors and consultants are non-incentive stock Options. The members of the Compensation Committee do not receive additional compensation for serving on the Compensation Committee other than $1,700 per Committee meeting attended and the Chairman of the Compensation Committee who receives an annual fee of $5,000 for serving as Chairman of the Compensation Committee.

Eligibility and Extent of Participation

The 1995 Option Plan provides for discretionary grants of Options to participants (including any director or officer who is also an employee). As of November 15, 2006, no persons were eligible to receive Options pursuant to the 1995 Option Plan.

No single participant (including any director or officer who is also an employee) may receive Options under the 1995 Option Plan in any one fiscal year of the Company to purchase more than 1,000,000 shares of Class A Common Stock.

Directors who are not also employees of the Company receive an annual grant of Options to purchase 5,000 shares under the 1995 Option Plan at the first meeting of the Company’s Board of Directors immediately following each annual meeting of shareholders. The exercise price of such Options is the fair market value of a share of Class A Common Stock on the date of grant. Non-Employee Directors elected after such meeting receive a pro rata grant on the date of their election.

Exercise of Options

Unless otherwise provided by the Compensation Committee at the time an Option is granted, and other than in the case of the annual grant of Options to Non-Employee Directors, an Option will be exercisable one-fifth on and after the first anniversary of the date of grant, two-fifths on and after the second anniversary of the date of grant, three-fifths on and after the third anniversary of the date of grant, four-fifths on and after the fourth anniversary of the date of grant and in full on and after the fifth anniversary of the date of grant.

An Option may be exercised by a written notice with respect to a specified number of shares and payment of the exercise price for the number of shares so specified. The exercise price of an Option may be paid in cash or, if the Compensation Committee determines at the time an Option is granted, in shares of Class A Common Stock. The initial per share exercise price for an incentive stock Option may not be less than the fair market value thereof on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the common stock of the Company. The initial per share exercise price for a non-incentive stock Option may not be less than 85% of the fair market value thereof on the date of grant. No non-incentive stock Option may be granted to any person who is or may reasonably become a “covered employee” under Section 162(m) of the Code, at a price below fair market value on the date of grant. The initial per share exercise price for the Options granted to Non-Employee Directors shall not be less than the fair market value of the Class A Common Stock on the date of grant.

The market value of the Class A Common Stock as reflected in the closing price of a share of the Class A Common Stock on the New York Stock Exchange on November 15, 2006, was $38.15.

No Option granted pursuant to the 1995 Option Plan may be exercised more than 10 years after the date of grant, except that incentive stock Options granted to participants who own more than 10% of the total combined voting power of the common stock of the Company at the time the incentive stock Option is granted may not be exercised more than five years after the date of grant. No participant may be granted incentive stock Options which are exercisable for the first time in any one calendar year with respect to Class A Common Stock having an aggregate fair market value in excess of $100,000 on the date of grant. No Option granted under the 1995 Option Plan is transferable by the Optionee other than by death.

Notwithstanding the provisions of the 1995 Option Plan, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a “Change in Control” of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this 1995 Option Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

Termination of Service

In the event of the death of an Optionee, each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of retirement on or after his or her 65th birthday and five years of service with the Company and/or its subsidiaries, each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of such retirement or the date of termination specified in such Option. In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of retirement on or after his or her 65th birthday and without completing five years of service with the Company and/or its subsidiaries, each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of three months from the date of such retirement or the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company whether voluntarily or otherwise for any reason other than retirement, permanent disability or death, each Option granted to him or her generally will, to the extent not theretofore exercised, expired or cancelled, terminate on the earlier to occur of the expiration of 30 days after the date of such Optionee’s termination and the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option granted to him or her will become immediately exercisable in full and to the extent not theretofore exercised, expired or canceled, will terminate upon the earliest to occur of one year after the date of such termination of employment or service and the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant or as a director of the Company by reason of his or her termination for “cause,” each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will terminate immediately.

If the proposed amendment to the 1995 Option Plan is approved by shareholders of the Company, notwithstanding the foregoing and to the extent not resulting in any liability under Section 409A of the Code, the exercise period following a termination shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have expired pursuant to the respective termination provisions in the 1995 Option Plan and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under applicable securities laws.

The number of shares subject to an Option granted under the 1995 Option Plan and the number of shares available for grant but not yet covered by an Option will be adjusted in the event of a stock dividend. The number of shares available for grant under the 1995 Option Plan and covered by each Option granted thereunder will be adjusted in the event of a reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Committee, in the event of any other change affecting the number or kind of the Company’s outstanding Class A Common Stock. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each outstanding but unexercised Option will terminate.

Benefits Under the 1995 Option Plan

The amount of Options received by the indicated persons and groups under the 1995 Option Plan since its inception is as follows:

Name	Number of Options
Mitchell Jacobson	0
David Sandler	112,824
Charles Boehlke	0
Thomas Cox	6,000
Douglas Jones	0
James Schroeder	317,648
Roger Fradin	0
Denis Kelly	31,314
Raymond Langton	2,500
Philip Peller	0
Current Executive Officers as a Group	321,648
Current Directors who are not Executive Officers as a Group	33,814
All Employees (excluding current Executive Officers)	3,351,176

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of transactions under the 1995 Option Plan, based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-Qualified Stock Options

No income will be recognized by a Participant at the time a non-qualified stock option is granted.

Ordinary (compensation) income will be recognized by a Participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price. In the case of a Participant who is an employee of the Company or its subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the Participant will be required to make arrangements satisfactory to the Company regarding the payment of any amounts required to be withheld.

Capital gain or loss on a subsequent sale or other disposition of the shares of Common Stock acquired upon exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the Option will be equal to the sum of the exercise price of an Option and the amount included in income with respect to the share upon exercise of the Option.

If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

The Company generally will be entitled to a deduction for Federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the Participant upon exercise of his or her non-qualified stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a Participant or a deduction to the Company. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price will be considered as part of the Participant’s income for the year in which the incentive stock option is exercised. In addition, a Participant generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the Option or the Option will be treated as a non-qualified option when exercised.

The sale of the shares of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will generally result in long-term capital gain to a Participant and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, a Participant must neither dispose of such shares within two years after the Option is granted nor within one year after the exercise of the Option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of the Option that is equal to the lesser of (a) the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will generally be entitled to a deduction equal to the amount of the ordinary income.

If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a Participant of shares previously acquired pursuant to the exercise of an incentive stock Option to exercise an incentive stock option will be treated as a taxable disposition if the previously acquired shares were not held by the participant for the requisite holding period.

The foregoing is only a summary of the effect of federal income taxation upon an optionee and the Company with respect to the options to purchase shares of Class A Common Stock granted under the Plan. Reference should be made to the applicable provisions of the Code.

APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
1998 STOCK OPTION PLAN
(ITEM 3)

On October 16, 2006, the Board of Directors adopted an amendment to the 1998 Stock Option Plan as amended (the “1998 Option Plan”) which will become effective, subject to shareholder approval, on January 2, 2007. The amendment provides, to the extent permitted under Section 409A of the Code, that the option exercise period following a termination of employment shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy. If the amendment, a copy of which is attached hereto as Annex C, is not approved by the shareholders of the Company, the 1998 Option Plan will remain presently in effect.

The Company’s 2005 Omnibus Equity Plan replaced the Company’s 1995 Option Plan, 1998 Option Plan, 2001 Stock Option Plan and 1995 Restricted Stock Plan. No further grants of options will be made under the 1998 Plan although the Company does deliver shares upon exercise of Options already granted under the 1998 Option Plan.

To effectuate this amendment:

Section 12.F is hereby added to the MSC Industrial Direct Co., Inc. 1998 Option Plan to read as follows:

“Notwithstanding the foregoing and to the extent not resulting in any liability under Section 409A of the Code, the exercise period following a termination described in subsection (A), (B), (C) or (E) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy, provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have otherwise expired under subsections (A), (B), (C) or (E), as applicable, and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under applicable securities laws.”

Set forth below is a summary of the 1998 Option Plan, a copy of which is on file with the Securities and Exchange Commission. All capitalized terms used but not defined herein have the respective meanings ascribed to them in the 1998 Option Plan.

The 1998 Option Plan authorizes the grant of up to an aggregate of 6,000,000 shares of Class A Common Stock to employees of and consultants to the Company and its subsidiaries and to directors of the Company who are not employees. Under the 1998 Option Plan, the Company may grant to eligible individuals incentive stock Options, as defined in Section 422(b) of the Code and/or non-incentive stock Options.

The affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the Meeting is required for approval of the amendment to the 1998 Option Plan.

The Board of Directors recommends a vote FOR the proposal to approve the amendment to the 1998 Option Plan. Each proxy received in response to this solicitation will be voted FOR the proposal to approve the amendment to the 1998 Option Plan, unless otherwise specified in the proxy.

Nature and Purpose of the 1998 Option Plan

The purpose of the 1998 Option Plan is to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or increase (the “Options”) on reasonable terms their stock ownership in, the Company. The Board of Directors believes that the granting of Options under the 1998 Option Plan promotes continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

Duration and Modification

The 1998 Option Plan will terminate January 8, 2008 with respect to the grant of new options, but continues to govern outstanding options granted prior to that date. The Board of Directors may at any time terminate the 1998 Option Plan or make such modifications to the 1998 Option Plan as it may deem advisable except that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. In addition, the provisions of the 1998 Option Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Further, subject to initial exceptions, no termination or amendment of the 1998 Option Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

Administration

The 1998 Option Plan is administered by the Compensation Committee, consisting of at least three directors. It is intended that the Compensation Committee consist of members of the Board of Directors who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. If the Compensation Committee does not have at least three members who qualify as Non-Employee Directors under Rule 16b-3, the Committee members will make recommendations to the Board of Directors with respect to Option grants (instead of the Committee making the determination) and such recommendations will be subject to approval by the full Board of Directors. The members of the Compensation Committee are appointed annually by, and serve at the pleasure of the Board. The present members of the Compensation Committee are Messrs. Fradin, Kelly, Langton and Peller. The Compensation Committee has discretion to determine the participants under the 1998 Option Plan, the time and price at which Options will be granted, the period during which Options will be exercisable, the number of shares subject to each Option and whether an Option will be an incentive stock Option, a non-incentive stock Option or a combination thereof. The Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary Options granted to Non-Employee Directors and consultants, and all Option granted to Non-Employee Directors and consultants are non-incentive stock Options. The members of the Compensation Committee do not receive additional compensation for serving on the Compensation Committee other than $1,700 per Committee meeting attended and the Chairman of the Compensation Committee who receives an annual fee of $5,000 for serving as Chairman of the Compensation Committee.

Eligibility and Extent of Participation

The 1998 Option Plan provides for discretionary grants of Options to participants (including any director or officer who is also an employee). As of November 15, 2006, no persons were eligible to receive Options pursuant to the 1998 Option Plan.

No single participant (including any director or officer who is also an employee) may receive Options under the 1998 Option Plan in any one fiscal year of the Company to purchase more than 400,000 shares of Class A Common Stock.

Directors who are not also employees of the Company receive an annual grant of Options to purchase 5,000 shares under the 1998 Option Plan at the first meeting of the Company’s Board of Directors immediately following each annual meeting of shareholders. The exercise price of such Options is the fair market value of a share of Class A Common Stock on the date of grant. Non-Employee Directors elected after such meeting receive a pro rata grant on the date of their election.

Exercise of Options

Unless otherwise provided by the Compensation Committee at the time an Option is granted, and other than in the case of the annual grant of Options to Non-Employee Directors, an Option will be exercisable one-fifth on and after the first anniversary of the date of grant, two-fifths on and after the second anniversary of the date of grant, three-fifths on and after the third anniversary of the date of grant, four-fifths on and after the fourth anniversary of the date of grant and in full on and after the fifth anniversary of the date of grant. An Option granted on or after January 8, 1999 (other than an Option granted to a Non-Employee Director) will, to the extent not already exercisable, become exercisable in full on an Optionee’s 62nd birthday. An annual grant of Options to a Non-Employee Director will be exercisable one-half on and after the first anniversary of the date of grant and in full on and after the second anniversary of the date of grant.

An Option may be exercised by a written notice with respect to a specified number of shares and payment of the exercise price for the number of shares so specified. The exercise price of an Option may be paid in cash or, if the Compensation Committee determines at the time an Option is granted, in shares of Class A Common Stock. The initial per share exercise price for an incentive stock Option may not be less than the fair market value thereof on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the two classes of common stock of the Company. The initial per share exercise price for a non-incentive stock Option may not be less than 85% of the fair market value thereof on the date of grant. No non-incentive stock Option may be granted to any person who is or may reasonably become a “covered employee” under Section 162(m) of the Code, at a price below fair market value on the date of grant. The initial per share exercise price for the Options granted to Non-Employee Directors is the fair market value of the Class A Common Stock on the date of grant.

The market value of the Class A Common Stock as reflected in the closing price of a share of the Class A Common Stock on the New York Stock Exchange on November 15, 2006, was $38.15.

No Option granted pursuant to the 1998 Option Plan may be exercised more than 10 years after the date of grant, except that incentive stock Options granted to participants who own more than 10% of the total combined voting power of the common stock of the Company at the time the incentive stock Option is granted may not be exercised more than five years after the date of grant. No participant may be granted incentive stock Options which are exercisable for the first time in any one calendar year with respect to Class A Common Stock having an aggregate fair market value in excess of $100,000 on the date of grant. No Option granted under the 1998 Option Plan is transferable by the Optionee other than by death.

Notwithstanding the provisions of the 1998 Option Plan, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a “Change in Control” of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this 1998 Option Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

Termination of Service

In the event of the death of an Optionee, each Option granted to him or her to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of retirement on or after his or her 65th birthday and five years of service with the Company and/or its subsidiaries, each Option granted to him or her, the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of such retirement or the date of termination specified in such Option. In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of retirement on or after his or her 65th birthday and without completing five years of service with the Company and/or its subsidiaries, each Option granted to him or her will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of three months from the date of such retirement or the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company whether voluntary or otherwise for any reason other than retirement, permanent disability or death, each Option granted to him or her generally will, to the extent exercisable on the date of his or her termination, terminate on the earlier to occur of the expiration of 30 days after the date of such Optionee’s termination and the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option granted to him or her will become immediately exercisable in full and to the extent not theretofore exercised, expired or canceled, will terminate upon the earliest to occur of one year after the date of such termination of employment or service and the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant or as a Non-Employee Director of the Company by reason of his or her termination for “cause,” each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will terminate immediately.

If the proposed amendment to the 1998 Option Plan is approved by shareholders of the Company, notwithstanding the foregoing to the extent permitted under Section 409A of the Code, the option exercise period following a termination of employment shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have expired pursuant to the respective termination provisions in the 1998 Option Plan and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under applicable securities laws.

The number of shares subject to an Option granted under the 1998 Option Plan and the number of shares available for grant but not yet covered by an Option will be adjusted in the event of a stock dividend. The number of shares available for grant under the 1998 Option Plan and covered by each Option granted thereunder will be adjusted in the event of a reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Committee, in the event of any other change affecting the number or kind of the Company’s outstanding Class A Common Stock. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each outstanding but unexercised Option will terminate.

Benefits Under the 1998 Option Plan

The amount of Options received by the indicated persons and groups under the 1998 Option Plan since its inception is as follows:

Name	Number of Options
Mitchell Jacobson	0
David Sandler	525,000
Charles Boehlke	150,000
Thomas Cox	132,000
Douglas Jones	10,000
James Schroeder	310,000
Roger Fradin	17,500
Denis Kelly	20,000
Raymond Langton	20,000
Philip Peller	9,584
Current Executive Officers as a Group	1,240,000
Current Directors who are not Executive Officers as a Group	67,084
All Employees (excluding current Executive Officers)	4,996,574

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of transactions under the 1998 Option Plan, based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-Qualified Stock Options

No income will be recognized by a Participant at the time a non-qualified stock option is granted.

Ordinary (compensation) income will be recognized by a Participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price. In the case of a Participant who is an employee of the Company or its subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the Participant will be required to make arrangements satisfactory to the Company regarding the payment of amounts required to be withheld.

Capital gain or loss on a subsequent sale or other disposition of the shares of Common Stock acquired upon exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the Option will be equal to the sum of the exercise price of an Option and the amount included in income with respect to the share upon exercise of the Option.

If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

The Company generally will be entitled to a deduction for Federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the Participant upon exercise of his or her non-qualified stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a Participant or a deduction to the Company. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price will be considered as part of the Participant’s income for the year in which the incentive stock option is exercised. In addition, a Participant generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the Option or the Option will be treated as a non-qualified option when exercised.

The sale of the shares of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will generally result in long-term capital gain to a Participant and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, a Participant must neither dispose of such shares within two years after the Option is granted nor within one year after the exercise of the Option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of the Option that is equal to the lesser of (a) the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will generally be entitled to a deduction equal to the amount of the ordinary income.

If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a Participant of shares previously acquired pursuant to the exercise of an incentive stock Option to exercise an incentive stock option will be treated as a taxable disposition if the previously acquired shares were not held by the participant for the requisite holding period.

The foregoing is only a summary of the effect of federal income taxation upon an optionee and the Company with respect to the options to purchase shares of Class A Common Stock granted under the Plan. Reference should be made to the applicable provisions of the Code.

APPROVAL OF AMENDMENT TO MSC INDUSTRIAL DIRECT CO., INC.
2001 STOCK OPTION PLAN
(ITEM 4)

On October 16, 2006, the Board of Directors adopted an amendment to the 2001 Stock Option Plan, as amended (the “2001 Option Plan”) which will become effective, subject to shareholder approval, on January 2, 2007. The amendment provides, to the extent permitted under Section 409A of the Code, that the option exercise period following a termination of employment shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy. If the amendment, a copy of which is attached hereto as Annex D, is not approved by Shareholders of the Company, the 2001 Stock Option Plan will remain as presently in effect.

The Company’s 2005 Omnibus Equity Plan replaced the Company’s 1995 Option Plan, 1998 Option Plan, 2001 Option Plan and 1995 Restricted Stock Plan. No further grants of options will be made under the 2001 Option Plan although the Company does deliver shares upon exercise of Options already granted under the 2001 Option Plan.

To effectuate this amendment,

Section 12.F of the MSC Industrial Direct Co., Inc. 2001 Option Plan is hereby amended to read as follows:

“Notwithstanding the foregoing and to the extent not resulting in any liability under Section 409A of the Code, the exercise period following a termination described in subsection (A), (B), (C) or (D) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy, provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have otherwise expired under subsections (A), (B), (C) or (D), as applicable, and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under applicable securities laws.”

Nature and Purpose of the 2001 Option Plan

The purpose of the 2001 Option Plan is to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of the Company and its subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or increase on reasonable terms their stock ownership in, the Company. The Board of Directors believes that the granting of Options (the “Options”) under the 2001 Option Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

Duration and Modification

The 2001 Option Plan will terminate not later than September 19, 2011 with respect to the grant of new options, but continues to govern outstanding options granted prior to that date. The Board of Directors may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable except that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company. In addition, the provisions of the 2001 Option Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Further, subject to limited exceptions, no termination or amendment of the 2001 Option Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

Administration

The 2001 Option Plan is administered by the Compensation Committee consisting of at least three directors. It is intended that the Compensation Committee consist of members of the Board of Directors who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. If the Compensation Committee does not have at least three members who qualify as Non-Employee Directors under Rule 16b-3, the Compensation Committee members will make recommendations to the Board of Directors with respect to Option grants (instead of the Committee making the determination) and such recommendations will be subject to approval by the full Board of Directors.

The members of the Compensation Committee are appointed annually by, and serve at the pleasure of the Board. The present members of the Compensation Committee are Messrs. Fradin, Kelly, Langton and Peller. The Compensation Committee has discretion to determine the participants under the 2001 Option Plan, the time and price at which Options will be granted, the period during which Options will be exercisable, the number of shares subject to each Option and whether an Option will be an incentive stock Option, a non-incentive stock Option or a combination thereof. The Committee will not have the discretion to determine any of the foregoing with respect to the non-discretionary Options granted to Non-Employee Directors and consultants, and all Options granted to Non-Employee Directors and consultants are non-incentive stock Options. The members of the Compensation Committee do not receive additional compensation for serving on the Compensation Committee other than $1,700 per Committee meeting attended and the Chairman of the Compensation Committee who receives an annual fee of $5,000 for serving as Chairman of the Compensation Committee.

Eligibility and Extent of Participation

The 2001 Option Plan provides for discretionary grants of Options to participants (including any director or officer who is also an employee). As of November 15, 2006 no persons were eligible to receive Options pursuant to the 2001 Option Plan. No single participant (including any director or officer who is also an employee) may receive Options under the 2001 Option Plan in any one fiscal year of the Company to purchase more than 400,000 shares of Class A Common Stock.

Directors who are not also employees of the Company receive an annual grant of Options to purchase 5,000 shares under the 2001 Option Plan at the first meeting of the Company’s Board of Directors immediately following each annual meeting of shareholders. The exercise price of such Options is the fair market value of a share of Class A Common Stock on the date of grant (the date of the Board meeting). Non-Employee Directors elected after such meeting receive a pro rata grant on the date of their election.

Exercise of Options

Except as otherwise provided in the 2001 Option Plan and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director’s Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in the 2001 Option Plan, as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Directors Formula Option, and as set forth in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby,

(ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing provisions of this Section 10A, an Option granted to a Participant other than a Non-Employee Director’s Formula Option will, to the extent not already exercisable, become exercisable in full on the Participant’s 62nd birthday. Effective with respect to Options granted on or after January 6, 2004, an Option granted to a Participant other than a Non-Employee Director’s Formula Option will not become exercisable in full on the Participant’s 62nd birthday but rather will become exercisable pursuant to the applicable items of the Option and 2001 Option Plan.

An Option may be exercised by a written notice with respect to a specified number of shares and payment of the exercise price for the number of shares so specified. The exercise price of an Option may be paid in cash or, if the Compensation Committee determines at the time an Option is granted, in shares of Class A Common Stock. The initial per share exercise price for an incentive stock Option may not be less than the fair market value thereof on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the two classes of common stock of the Company.

The initial per share exercise price for a non-incentive stock Option may not be less than 85% of the fair market value thereof on the date of grant. No non-incentive stock Option may be granted to any person who is or may reasonably become a “covered employee” under Section 162(m) of the Code at a price below fair market value on the date of grant. The initial per share exercise price for the annual grant of Options to Non-Employee Directors is the fair market value of the Class A Common Stock on the date of grant.

The market value of the Class A Common Stock as reflected in the closing price of a share of the Class A Common Stock on the New York Stock Exchange on November 15, 2006, was $38.15.

No Option granted pursuant to the 2001 Option Plan may be exercised more than 10 years after the date of grant, except that incentive stock Options granted to participants who own more than 10% of the total combined voting power of the common stock of the Company at the time the incentive stock Option is granted may not be exercised more than five years after the date of grant. No participant may be granted incentive stock Options which are exercisable for the first time in any one calendar year with respect to Class A Common Stock having an aggregate fair market value in excess of $100,000 on the date of grant.

Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a “Change in Control” of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) individuals who, as of the date of grant of an

Option, constitute the Board (as of the date of grant, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

Termination of Service

No Option granted under the 2001 Option Plan is transferable by the Optionee other than by death. In the event of the death of an Optionee, each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will become immediately exercisable in full, and will terminate upon the earlier to occur of the expiration of one year from the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of retirement on or after his or her 65th birthday and five years of service with the Company and/or its subsidiaries, each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will terminate upon the earlier to occur of the expiration of one year from the date of such retirement or the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company by reason of his or her permanent disability, each Option granted to him or her, to the extent not otherwise expired, canceled or exercised, will immediately become exercisable in full and will terminate upon the earlier to occur of the expiration of one year from the date of such Optionee’s termination or the date of termination specified in such Option.

In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant to the Company and its subsidiaries or as a Non-Employee Director of the Company for any reason other than death, retirement or permanent disability, each Option granted to him or her generally will, to the extent exercisable on the date of his or her termination, terminate on the earlier to occur of the expiration of 30 days after the date of such Optionee’s termination and the date of termination specified in such Option. In the event that an Optionee leaves the employ of the Company and its subsidiaries or ceases to serve as a consultant or Non-Employee Director of the Company by reason of his or her termination for “cause,” each Option granted to him or her, to the extent not otherwise expired, canceled or exercised will terminate immediately.

If the proposed amendment to the 2001 Option Plan is approved by shareholders of the Company, notwithstanding the foregoing to the extent permitted under Section 409A of the Code, the option exercise period following a termination of employment shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have expired pursuant to the respective termination provisions in the 2001 Option Plan and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Companies policies and procedures regarding insider trading under applicable securities laws.

The number of shares subject to an Option granted under the 2001 Option Plan and the number of shares available for grant but not yet covered by an Option will be adjusted in the event of a stock dividend. The number of shares available for grant under the 2001 Option Plan and covered by each Option granted thereunder will be adjusted in the event of a reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or, as may be determined by the Committee, in the event of any other change affecting the number or kind of the Company’s outstanding Class A Common Stock. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, each outstanding but unexercised Option will terminate.

Benefits Under the 2001 Option Plan

The amount of Options received by the indicated persons and groups under the 2001 Option Plan since its inception is as follows:

Name	Number of Options
Mitchell Jacobson	250,000
David Sandler	367,000
Charles Boehlke	236,500
Thomas Cox	130,000
Douglas Jones	63,000
James Schroeder	113,000
Roger Fradin	20,000
Denis Kelly	20,000
Raymond Langton	20,000
Philip Peller	20,000
Current Executive Officers as a Group	1,266,000
Current Directors who are not Executive Officers as a Group	80,000
All Employees (excluding current Executive Officers)	2,192,272

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of transactions under the 2001 Option Plan, based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-Qualified Stock Options

No income will be recognized by a Participant at the time a non-qualified stock option is granted.

Ordinary (compensation) income will be recognized by a Participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price. In the case of a Participant who is an employee of the Company or its subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the Participant will be required to make arrangements satisfactory to the Company regarding the payment of any amounts required to be withheld.

Capital gain or loss on a subsequent sale or other disposition of the shares of Common Stock acquired upon exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the Option will be equal to the sum of the exercise price of an Option and the amount included in income with respect to the share upon exercise of the Option.

If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

The Company generally will be entitled to a deduction for Federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the Participant upon exercise of his or her non-qualified stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a Participant or a deduction to the Company. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price will be considered as part of the Participant’s income for the year in which the incentive stock option is exercised. In addition, a Participant generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the Option or the Option will be treated as a non-qualified option when exercised.

The sale of the shares of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will generally result in long-term capital gain to a Participant and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, a Participant must neither dispose of such shares within two years after the Option is granted nor within one year after the exercise of the Option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of the Option that is equal to the lesser of (a) the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will generally be entitled to a deduction equal to the amount of the ordinary income.

If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a Participant of shares previously acquired pursuant to the exercise of an incentive stock Option to exercise an incentive stock option will be treated as a taxable disposition if the previously acquired shares were not held by the participant for the requisite holding period.

The foregoing is only a summary of the effect of federal income taxation upon an optionee and the Company with respect to the options to purchase shares of Class A Common Stock granted under the Plan. Reference should be made to the applicable provisions of the Code.

Equity Compensation Plan Information

Information for our equity compensation plans in effect as of August 26, 2006 is as follows: (amounts in thousands, except per share amounts)

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,931	$20.57	2,838
Equity compensation plans not approved by security holders	—	—	—
Total	2,931	$20.57	2,838

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(ITEM 5)

The Audit Committee with the consent of the Board of Directors has selected the firm of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2007, subject to ratification of this appointment by the shareholders of the Company. Although shareholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for shareholders to pass upon the selection of the independent registered public accounting firm and, if the shareholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year 2008, since it would be impractical to replace the Company’s independent registered public accounting firm so late into the Company’s current fiscal year.

Ernst & Young LLP has advised the Company that neither it nor any of its members has any direct or material indirect financial interest in the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.   The aggregate fees billed or to be billed by Ernst & Young LLP for each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $607,000 for the fiscal year ended August 26, 2006 and $575,170 for the fiscal year ended August 27, 2005.

Audit-Related Fees.   The aggregate fees billed or to be billed by Ernst & Young LLP for each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements were $413,451 for the fiscal year ended August 26, 2006 and $44,900 for the fiscal year ended August 27, 2005. The nature of the services performed for these fees was services provided in connection with the due diligence procedures performed in connection with the Company’s acquisition of J&L America, Inc. in fiscal 2006, compliance with financial accounting and reporting standards, the audit of the employee benefit plan and consultations on compliance with Section 404 of the Sarbanes-Oxley Act.

Tax Fees.   The aggregate fees billed or to be billed by Ernst & Young LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $15,000 for the fiscal year ended August 26, 2006 and August 27, 2005. The nature of the services performed for these fees was for assistance in federal and state tax compliance, and tax planning related to capital gains and charitable contributions.

All Other Fees.   The Company did not make any other payments to Ernst & Young LLP during the last two fiscal years.

Audit Committee Pre-Approval Policy

The Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors, Ernst & Young LLP, and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee in which case decisions taken are to be presented to the full Audit Committee at its next meeting.

The Audit Committee of the Board of Directors has considered whether, and has determined at this time that, the provision of non-audit services by Ernst & Young LLP is compatible with maintaining auditor independence.

One or more representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR 2007. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS A CONTRARY CHOICE IS SPECIFIED IN THE PROXY.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the annual meeting of shareholders in 2008 must be received by August 3, 2007, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such Meeting unless notice of the matter is received by the Company not later than October 24, 2007 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholder proposals should be directed to the Secretary of the Company, at the address of the Company set forth on the first page of this proxy statement.

ANNUAL REPORT ON FORM 10-K

THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE CHIEF FINANCIAL OFFICER, MSC INDUSTRIAL DIRECT CO., INC., 75 MAXESS ROAD, MELVILLE, NEW YORK 11747.

Copies of the 2006 Annual Report to Shareholders are being mailed simultaneously with this proxy statement. If you want to save the Company the cost of mailing more than one Annual Report to the same address, the Company will discontinue, at your request to the Secretary of the Company, mailing of the duplicate copy to the account or accounts you select.

By Order of the Board of Directors,

Thomas Eccleston

Secretary

Melville, New York

December 1, 2006

ANNEX A

MSC INDUSTRIAL DIRECT CO., INC.

AUDIT COMMITTEE CHARTER
(As amended, effective July 10, 2003)

Organization

This charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of MSC Industrial Direct Co., Inc. (the “Company”). The Committee shall review this charter on an annual basis, update it as appropriate, and submit it for the approval of the Board when updated. The Committee shall include not less than three members of the Board and consist entirely of independent Directors of the Board. The Chairperson and other members of the Committee shall be appointed by the Board. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries and meet the independence requirements of the New York Stock Exchange listing standards. All Committee members shall be financially literate and at least one member shall be a “financial expert”, as defined by SEC regulations.

The Committee shall meet at least four times a year, or more frequently as circumstances require. The Committee may ask members of management, the independent or internal auditors or others to attend the meetings and provide pertinent information as necessary. In addition, management and a representative of the independent auditors will meet in person or telephonically with at least the Chairman of the Committee to review the Company’s quarterly earnings in advance of each quarterly earnings release.

Purpose

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to the:

1.                Preparation and integrity of the Company’s financial statements (including the financial reporting process and the system of internal accounting and financial controls)

2.                Qualifications, independence and performance of, and the Company’s relationship with, its independent auditors

3.                Performance of the Company’s internal audit function

4.                Company’s compliance with its ethics policies and with legal and regulatory requirements

It is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel, accounting and other advisers at the expense of the Company as it determines necessary to carry out its duties.

While the Committee has the responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies used by the Company. The independent auditors are responsible for auditing the Company’s annual financial statements and for reviewing the Company’s unaudited interim financial statements. It is not the duty of the Committee to assure the Company’s compliance with its codes of conduct and compliance programs. The primary responsibility for these matters is with the Company’s management.

Responsibilities

In addition to the purposes set forth above, the following are the principal responsibilities of the Committee:

Independent Auditors’ Qualifications and Independence

1.                The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation and oversight of the work of the Company’s independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The Committee shall require the rotation of “audit partners” in accordance with applicable regulations under the securities laws. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to the Chairman of the Committee in which case decisions taken are to be presented to the full Committee at its next meeting.

2.                At least annually, the Committee shall obtain and review a report by the Company’s independent auditors describing the independent auditor’s internal quality control procedures and other matters required to be disclosed by the independent auditors.

3.                The Committee shall establish hiring policies for partners or employees or former partners or employees of the independent auditors that meet the SEC regulations and New York Stock Exchange listing standards. The Committee shall approve in advance the hiring of any such individual.

Reporting and Disclosure to the Board of Directors

4.                The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation or budgets. The Committee shall review the significant reports to management prepared by the internal auditors and management’s responses to such reports.

5.                The Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, disclosure controls and procedures, and including the Company’s policies to assess, monitor and manage business risk, and legal and ethical compliance programs.

6.                The Committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

7.                The Committee shall receive information from management and the independent auditors as to the critical accounting policies and practices of the Company and alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and any major changes to the Company’s accounting principles and practices.

8.                The Committee shall review management’s assertions on its assessment of the effectiveness of internal accounting controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertions.

9.                The Committee shall review with the independent auditors their reports on the annual and quarterly financial statements and all communications required of the independent auditors; and discuss with the independent auditors and management their assessment as to the quality and

2

application of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of financial statement disclosures.

10.         The Committee shall review with management prior to release the Company’s periodic earnings press releases and financial information, annual and quarterly financial statements and reports and guidance provided to analysts and rating agencies. The Committee may delegate responsibility for these reviews to a member of the Committee.

11.         The Committee shall regularly report its actions to the Board with such recommendations as the Committee may deem appropriate. The Committee shall recommend to the Board that the audited financial statement be included in the Company’s annual report on Form 10K for filing with the Securities and Exchange Commission.

Other Matters

12.         The Committee shall review and approve the appointment and replacement of the senior internal auditing executive.

13.         The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters including the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

14.         The Committee shall investigate and respond to any instances or allegations of inappropriate behavior by management concerning questions of compliance with securities laws or inquiries as may be reported by legal counsel.

15.         The Committee will prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

The Committee shall conduct an annual performance evaluation of the Committee.

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ANNEX B

AMENDMENT NO. 2

TO

MSC INDUSTRIAL DIRECT CO., INC.

1995 STOCK OPTION PLAN

Section 12.F is hereby added to the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan to read as follows:

“F. Notwithstanding the foregoing and to the extent not resulting in any liability under Section 409A of the Code, the exercise period following a termination described in subsection (A), (B), (C) or (E) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy, provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have otherwise expired under subsections (A), (B), (C) or (E), as applicable, and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under applicable securities laws.”

ANNEX C

AMENDMENT NO. 4
TO
MSC INDUSTRIAL DIRECT CO., INC.
1998 STOCK OPTION PLAN

Section 12.F is hereby added to the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan to read as follows:

“F. Notwithstanding the foregoing and to the extent not resulting in any liability under Section 409A of the Code, the exercise period following a termination described in subsection (A), (B), (C) or (E) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy, provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have otherwise expired under subsections (A), (B), (C) or (E), as applicable, and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under applicable securities laws.”

ANNEX D

AMENDMENT NO. 2
TO
MSC INDUSTRIAL DIRECT CO., INC.
2001 STOCK OPTION PLAN

Section 12.F is hereby added to the MSC Industrial Direct Co., Inc. 2001 Stock Option Plan to read as follows:

“F. Notwithstanding the foregoing and to the extent not resulting in any liability under Section 409A of the Code, the exercise period following a termination described in subsection (A), (B), (C) or (D) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy, provided that in no event shall such exercise period extend beyond the later of (i) the date the exercise period would have otherwise expired under subsections (A), (B), (C) or (D), as applicable, and (ii) the date that is 30 days after the date the exercise of the Option would no longer violate the Company’s policies and procedures regarding insider trading under  applicable securities laws.”

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Annual Meeting Proxy Card

A     Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

1. To elect seven directors of the Company to serve for one-year terms:

	For	Withhold		For	Withhold		For	Withhold
01 - Mitchell Jacobson	☐	☐	04 - Roger Fradin	☐	☐	07 - Philip Peller	☐	☐
02 - David Sandler	☐	☐	05 - Denis Kelly	☐	☐
03 - Charles Boehlke	☐	☐	06 - Raymond Langton	☐	☐

B     Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain		For	Against	Abstain
2. To consider and act upon a proposal to approve an amendment to the Company’s 1995 Stock Option Plan.	☐	☐	☐	5. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s Independent	☐	☐	☐
Registered Public Accounting Firm for
3. To consider and act upon a proposal to approve an amendment to the Company’s 1998 Stock	☐	☐	☐	the fiscal year 2007.
					For	Against	Abstain
Option Plan.				6. To consider and act upon such other matters as may properly come before the	☐	☐	☐
4. To consider and act upon a proposal to approve an amendment to the Company’s 2001 Stock Option Plan.	☐	☐	☐	meeting or any adjournment thereof.

Mark this box with an X if you have made comments below.	☐

C     Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy)		Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box
/	/

0 1 1 2 8 6 1	1 U P X	C O Y

Proxy - MSC INDUSTRIAL DIRECT CO., INC.

Tuesday, January 2, 2007, 9:00 am

JPMorgan Chase Conference Center

(Lower Level)

395 North Service Road

Melville, NY 11747

ANNUAL MEETING OF SHAREHOLDERS — JANUARY 2, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Shelley Boxer and Thomas Eccleston as the undersigned’s proxy, with full power of substitution, to vote all shares of Class A Common Stock of MSC Industrial Direct Co., Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Tuesday, January 2, 2007 at 9:00 A.M. local time, at the JPMorgan Chase Conference Center, lower level, at 395 North Service Road, Melville, New York 11747, and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

The undersigned, if a participant in the MSC Industrial Direct Co., Inc. 401(k) Plan, directs T. Rowe Price Trust Company, Directed Trustee, to vote all shares of Class A Common Stock of the Company allocated to his or her account, as indicated on the reverse side, at the Annual Meeting of Shareholders to be held in Melville, New York on January 2, 2007, including any continuation of the meeting caused by any adjournment, or postponement of the meeting, upon such business as may properly come before the meeting, including items specified on the reverse side.

All shares of Class A Common Stock registered in your name and/or held for your benefit in the plan described above are shown on this card. The shares represented hereby will be voted in accordance with the directions given by the shareholder. If a properly signed proxy is returned without choices marked, and if not otherwise directed, the shares represented by this proxy registered in your name will be voted FOR Items 1, 2, 3, 4 and 5. If a properly signed direction card regarding the MSC Industrial Direct Co., Inc. 401(k) Plan shares is returned without choices marked, and if not otherwise directed, the shares represented by the voting direction card will not be voted.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. Please mark, date and sign, and return promptly this proxy in the enclosed envelope.

Only shareholders of record at the close of business on November 24, 2006 are entitled to notice of and to vote at the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.

MSC INDUSTRIAL SUPPLY CO., INC.

1995 STOCK OPTION PLAN

1.Purpose.

The purposes of the 1995 Stock Option Plan (the “Plan”) are to induce certain employees and consultants to remain in the employ, or to continue to serve as directors, of MSC Industrial Supply Co., Inc. (the “Company”) and its present and future subsidiary corporations (each a “Subsidiary”), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the “Board”) believes that the granting of stock options (the “Options”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options (“non-incentive stock options”) or (c) a combination thereof, as determined by the Committee (the “Committee”) referred to in Section 4 hereof at the time of the grant thereof.

2.Effective Date of the Plan.

The Plan became effective on November 17, 1995 by action of the Board ratified by the holders of all of the issued and outstanding shares of the common stock of the Company.

3.Stock Subject to Plan.

2,000,000 of the authorized but unissued shares of the Class A Common Stock, $.001 par value, of the Company (the “Class A Common Stock”) are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For the purposes of this Section 3, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant of the right set forth in Section 10C to deliver shares of the Class A Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 14C to cause the Company to withhold from the shares of the Class A Common Stock otherwise deliverable to him or her upon the exercise of an Option shares of the Class A Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

4.Committee.

The Committee shall consist of two or more members of the Board both or all of whom shall be “disinterested persons” within the meaning of Rule 16b-3(c)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, from and after the date of the first meeting of the stockholders of the Company occurring after December 31, 1998 at which directors are to be elected, all members of the Committee shall be “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. The President of the Company shall also be a member of the Committee, ex-officio, whether or not he or she is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of theCommittee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

5.Administration.

Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a “Participant”) to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Class A Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that directors of the Company who are not employed by the Company or any of the Subsidiaries (each a “Non-Employee Director”) shall only be granted Options in accordance with the provisions of Section 6B. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee’s determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

6.Eligibility.

A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) to the extent provided in Section 6B, a Non-Employee Director and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

B. (i) Upon the effective date of the Company’s first registration statement under the Securities Act of 1933, each Non-Employee Director shall be granted an Option (a “Non-Employee Director’s Formula Option”) to purchase 2,500 shares of the Class A Common Stock at the initial per share option price equal to the initial public offering price in the offering made under such registration statement.

(ii)  At the first meeting of the Board immediately following the annual meeting of the Shareholders of the Company held in 1996, and at the first meeting of the Board immediately following each subsequent annual meeting of the Shareholders of the Company, each Non-Employee Director shall be granted an Option (a “Non-Employee Director’s Formula Option”) to purchase 2,500 shares of the Class A Common Stock at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

(iii)  Each Non-Employee Director who becomes a director subsequent to the effective date of the Company’s first registration statement under the Securities Act of 1933, and prior to the date of any annual meeting of the Shareholders of the Company, shall be granted, on the date he becomes a director, an Option (a “Non-Employee Director’s Formula Option”) to purchase the number of shares of the Class A Common Stock equal to the product of (i) 2,500 and (ii) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of Shareholders and the denominator of which is 12, at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

(iv)  A Non-Employee Director may not exercise a Non-Employee Director’s Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. A Non-Employee Director may (i) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director’s Formula Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-half of the shares granted thereby, and (ii) during the period commencing on such second anniversary, exercise such Option with respect to all of the shares granted thereby.

7.Option Prices.

A. Except as otherwise provided in Section 17, the initial per share option price of any Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Class A Common Stock on the date of grant.

B. Except as otherwise provided in Section 17, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Class A Common Stock on the date of the grant; provided, however, that, in the case of a non-incentive stock option granted to a person who is, or in the judgment of the Committee may reasonably be expected to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code, and in the case of a Non-Employee Director’s Formula Option, the initial per share option price shall not be less than the fair market value of a share of the Class A Common Stock on the date of grant.

C. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock on any date shall be equal to (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

8.Option Term.

Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that the term of each Non-Employee Director’s Formula Option shall be ten years from the date of the granting thereof.

9.Limitations on Amount of Options Granted.

A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Class A Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 1,000,000 shares of the Class A Common Stock.

10.Exercise of Options.

A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director’s Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the third anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the third anniversary of the date of the granting of an Option to him or her and ending on the day next preceding the fourth anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on such fourth anniversary and ending on the day next preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to two-thirds of the shares granted thereby, and (iii) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby.

B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Class A Common Stock having a fair market value equal to the portion of the option price so paid; provided, further, however, that no portion of such payment may be made by delivering shares of the Class A Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock issuable upon such exercise.

D. Except in the case of a Non-Employee Director’s Formula Option, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10D, if any Participant shall have effected a “Hardship Withdrawal” from a “401(k) Plan” maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option. For the purpose of this paragraph E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. § 1.401(k)-1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a “qualified plan” within the contemplation of section 401(a) of the Code which contains a “qualified cash or deferred arrangement” within the contemplation of section 401(k)(2) of the Code.

11.Transferability.

No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.

12.Termination of Employment.

A. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her death or retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant’s termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant’s employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for “cause” (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.

B. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option.

C. In the event a Participant’s employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

D. For purposes of the foregoing, the term “cause” shall mean: (i) the commission by a Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13.Adjustment of Number of Shares.

A. In the event that a dividend shall be declared upon the Class A Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Option and the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to any Option and for each share of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Class A Common Stock referred to in Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Class A Common Stock shall be so changed or for which each such share shall be exchanged.

B. In the event that there shall be any change, other than as specified in Section 13, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.Purchase for Investment, Withholding and Waivers.

A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company’s obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine. A Participant may, in the discretion of the Committee and subject to such rules as the Committee may adopt, elect to satisfy his or her withholding obligation arising as a result of the exercise of a non-incentive option, in whole or in part, by electing (an “Election”) to deliver to the Company shares of the Class A Common Stock (other than shares of the Class A Common Stock which were issued under the Company’s 1995 Restricted Stock Plan as to which the restrictions have not lapsed) having a fair market value, determined as of the date that the amount to be withheld is determined (the “Tax Date”), equal to the amount required to be so withheld. Such Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

(i)  Each Election shall be subject to the following restrictions:

(a)The Election must be made on or prior to the Tax Date;

(b)The Election shall be irrevocable;

(c)The Election is subject to the approval of the Committee;

(d)If a Participant’s transactions in shares of the Class A Common Stock are subject to the provisions of Section 16(b) of the Exchange Act, an Election may not be made within six months of the date of the granting of the Option;

(e)If a Participant’s transactions in shares of the Class A Common Stock are subject to the provisions of Section 16(b) of the Exchange Act, the Election must be made (A) six months or more prior to the Tax Date or (B) during the period beginning on the third business day following the date of the release of the Company’s quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

15.No Stockholder Status.

Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.No Restrictions on Corporate Acts.

Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.Options Granted in Connection With Acquisitions.

In the event that the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an “Acquired Subsidiary”), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 19 that certain amendments to the Plan be approved by the stockholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18.No Employment or Service Right.

Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

19.Termination and Amendment of the Plan.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; provided, however, the provisions of the Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary and shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

20.Expiration and Termination of the Plan.

The Plan shall terminate on November 16, 2005 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

AMENDMENT NO. 1

TO

MSC INDUSTRIAL DIRECT CO., INC.

1995 STOCK OPTION PLAN

Section 10F is hereby added to the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan to read as follows:

“F. Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur,

then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a “Change in Control” of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.”

Section 12.A. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

“In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant’s termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant’s employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for “cause” (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately.”

Section 12.B. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

“In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday without having completed five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option.”

Section 12.C. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

“In the event a Participant’s employment with the Company and the Subsidiaries and/or service as a consultant or as a

Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.”

Section 12.E. of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby added as follows:

“In the event a Participant’s employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option.”

Section 19 of the MSC Industrial Direct Co., Inc. 1995 Stock Option Plan is hereby amended and restated in its entirety as follows:

“The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.”

MSC INDUSTRIAL DIRECT CO., INC.

1998 STOCK OPTION PLAN

1.Purpose.

The purposes of the 1998 Stock Option Plan (the “Plan”) are to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of MSC Industrial Direct Co., Inc. (the “Company”) and its present and future subsidiary corporations (each a “Subsidiary”), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or to increase on reasonable terms their stock ownership in, the Company. The Board of Directors of the Company (the “Board”) believes that the granting of stock options (the “Options”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b)

of the Code) or (b) options which are not incentive stock options (“non-incentive stock options”) or (c) a combination thereof, as determined by the Committee (as hereinafter defined) referred to in Section 4 hereof at the time of the grant thereof.

2.Effective Date of the Plan.

The Plan, as adopted by the Board on November 11, 1997, shall become effective on January 9, 1998, subject to ratification by the shareholders of the Company on such date.

3.Stock Subject to Plan.

3,000,000 of the authorized but unissued shares of the Class A common stock, $.001 par value, of the Company (the “Class A Common Stock”) are hereby reserved for issuance upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock are purchased by the Company and set aside for issuance upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For the purposes of this Section 3, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant (as hereinafter defined) of the right set forth in Section 10C to deliver shares of the Class A Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 14C to cause the Company to withhold from the shares of the Class A Common Stock otherwise deliverable to him or her upon the exercise of an Option shares of the Class A Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

4.Committee.

The Plan shall be administered by a committee consisting of three or more members of the Board (the “Committee”) all of whom are intended to be “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. In the event that there shall not be at least three members of the Committee who qualify as “non-employee” directors within the meaning of Rule 16b-3 of the Exchange Act, all Option grants under the Plan will be made by the Board on the recommendation of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, and, in accordance with the requirements set forth in the first sentence of this Section 4, appoint additional members to the Committee and fill vacancies, however caused, on the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held or by unanimous written consent. Any decision or determination of the Committee made by unanimous written consent shall be fully as effective as if it had been made at a meeting duly called and held.

5.Administration.

Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a “Participant”) to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Class A Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that directors of the Company who are not employed by the Company or any of the Subsidiaries (each a “Non-Employee Director”) shall only be granted Options in accordance with the provisions of Section 6B. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee’s determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

6.Eligibility.

A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) to the extent provided in Section 6B, a Non-Employee Director and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

B. (i) At the first meeting of the Board immediately following the annual meeting of the shareholders of the Company held in 1998, and at the first meeting of the Board immediately following each subsequent annual meeting of the shareholders of the Company, each Non-Employee Director shall be granted an Option (a “Non-Employee Director’s Formula Option”) to purchase 2,500 shares of the Class A Common Stock at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

(ii)  Each Non-Employee Director who first becomes a director subsequent to the date of any annual meeting of the shareholders of the Company, and prior to the date of the next succeeding annual meeting of the shareholders of the Company, shall be granted, on the date he or she becomes a director, a Non-Employee Director’s Formula Option to purchase the number of shares of the Class A Common Stock equal to the product of (a) 2,500 and (b) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of shareholders and the denominator of which is 12, at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

(iii)  A Non-Employee Director may not exercise a Non-Employee Director’s Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. A Non-Employee Director may (a) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director’s Formula Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-half of the shares granted thereby, and (b) during the period commencing on such second anniversary, exercise such Option with respect to all of the shares granted thereby.

7.Option Prices.

A. Except as otherwise provided in Section 17, the initial per share option price of any Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the two classes of the Company’s common stock (the “Common Stock”) at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Class A Common Stock on the date of grant.

B. Except as otherwise provided in Section 17, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Class A Common Stock on the date of the grant; provided, however, that, in the case of a non-incentive stock option granted to a person who is, or in the judgment of the Committee may reasonably be expected to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code, and in the case of a Non-Employee Director’s Formula Option, the initial per share option price shall not be less than the fair market value of a share of the Class A Common Stock on the date of grant.

C. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock on any date shall be equal to (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

8.Option Term.

Participants shall be granted Options for such term as the Committee shall determine, not in excess of 10 years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that the term of each Non-Employee Director’s Formula Option shall be 10 years from the date of the granting thereof.

9.Limitations on Amount of Options Granted.

A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Class A Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 100,000 shares of the Class A Common Stock.

10.Exercise of Options.

A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director’s Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby.

B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Class A Common Stock having a fair market value equal to the portion of the option price so paid; provided further, however, that no portion of such payment may be made by delivering shares of the Class A Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock issuable upon such exercise.

D. Except in the case of a Non-Employee Director’s Formula Option, the Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10D, if any Participant shall have effected a “Hardship Withdrawal” from a “401(k) Plan” maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option using cash. For the purpose of this Section 10E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. § 1.401(k)-1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a “qualified plan” within the contemplation of section 401(a) of the Code which contains a “qualified cash or deferred arrangement” within the contemplation of section 401(k)(2) of the Code.

11.Transferability.

No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.

12.Termination of Employment.

A. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her death or retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant’s termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant’s employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for “cause” (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately.

B. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option.

C. If a Participant’s employment with the Company and the Subsidiaries or service as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

D. For purposes of the foregoing, the term “cause” shall mean: (i) the commission by a Participant of any act or omission that would constitute a felony under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) disloyalty, fraud, dishonesty, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13.Adjustment of Number of Shares.

A. If a dividend shall be declared upon the Class A Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Option and the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. If the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to any Option and for each share of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Class A Common Stock referred to in Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Class A Common Stock shall be so changed or for which each such share shall be exchanged.

B. If there shall be any change, other than as specified in Section 13A, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.Purchase for Investment, Withholding and Waivers.

A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company’s obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine. A Participant may, in the discretion of the Committee and subject to such rules as the Committee may adopt, elect to satisfy his or her withholding obligation arising as a result of the exercise of a non-incentive option, in whole or in part, by electing to deliver to the Company shares of the Class A Common Stock (other than shares of the Class A Common Stock which were issued under the Company’s 1995 Restricted Stock Plan as to which the restrictions have not lapsed) having a fair market value, determined as of the date that the amount to be withheld is determined, equal to the amount required to be so withheld. Such Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

15.No Shareholder Status.

Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.No Restrictions on Corporate Acts.

Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.Options Granted in Connection With Acquisitions.

If the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an “Acquired Subsidiary”), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 20 that certain amendments to the Plan be approved by the shareholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18.Declining Market Price.

If the fair market value of the Class A Common Stock declines below the option price set forth in any Option, the Committee may, at any time, adjust, reduce, cancel and regrant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Class A Common Stock; provided, however, that none of the foregoing actions may be taken without the prior approval of the Board and none of the foregoing actions may be taken with respect to a Non-Employee Director’s Formula Option.

19.No Employment or Service Right.

Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

20.Termination and Amendment of the Plan.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval by a majority vote of the shareholders entitled to vote on the matter present in person or by proxy at any special or annual meeting of the shareholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

21.Expiration and Termination of the Plan.

The Plan shall terminate on January 8, 2008 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

AMENDMENT NO. 1

TO

MSC INDUSTRIAL DIRECT CO., INC.

1998 STOCK OPTION PLAN

Section 10A of the 1998 Option Plan will be amended to add the following sentence:

“Notwithstanding the foregoing provisions of this Section 10A, an Option granted to a Participant on or subsequent to January 8, 1999 other than a Non-Employee Director’s Formula Option will, to the extent not already exercisable, become exercisable in full on the Participant’s 62nd birthday.”

AMENDMENT NO. 2

TO

MSC INDUSTRIAL DIRECT CO., INC.

1998 STOCK OPTION PLAN

Section 9B of the 1998 Option Plan will be amended to read as follows:

“Except as otherwise provided in Section 17, on Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 400,000 shares of Class A Common Stock.”

AMENDMENT NO. 3

TO

MSC INDUSTRIAL DIRECT CO., INC.

1998 STOCK OPTION PLAN

Section 10F is hereby added to the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan to read as follows:

“F. Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a “Change in Control” of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the date of grant, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.”

Section 12.A. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

“In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant’s termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant’s employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for “cause” (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately.”

Section 12.B. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

“In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday without having completed five years of service with the Company and/or its Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option.”

Section 12.C. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

“In the event a Participant’s employment with the Company and the Subsidiaries and/or service as a consultant or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.”

Section 12.E. of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby added as follows:

“In the event a Participant’s employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option.”

Section 20 of the MSC Industrial Direct Co., Inc. 1998 Stock Option Plan is hereby amended and restated in its entirety as follows:

“The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.”

MSC INDUSTRIAL DIRECT CO., INC.

2001 STOCK OPTION PLAN

(Effective September 20, 2001 subject to shareholder approval)

1.      Purpose.

The purposes of the 2001 Stock Option Plan (the “Plan”) are to induce certain employees, directors and consultants to remain in the employ, or to continue to serve as directors and consultants, of MSC Industrial Direct Co., Inc. (the “Company”) and its present and future subsidiary corporations (each a “Subsidiary”), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), to attract new individuals to enter into such employment or service and to encourage such individuals to secure stock ownership in, or to increase on reasonable terms their stock ownership in, the Company. The Board of Directors of the Company (the “Board”) believes that the granting of stock options (the “Options”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code), (b) options which are not incentive stock options (“non-incentive stock options”) or (c) a combination thereof, as determined by the Committee (as hereinafter defined) referred to in Section 4 hereof at the time of the grant thereof.

2.      Effective Date of the Plan.

The Plan, as adopted by the Board on September 20, 2001, shall become effective on September 20, 2001, subject to ratification by the shareholders of the Company within 12 months of such date.

3.      Stock Subject to Plan.

5,000,000 of the authorized but unissued shares of the Class A common stock, $.001 par value, of the Company (the “Class A Common Stock”) are hereby reserved for issuance upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock are purchased by the Company and set aside for issuance upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For the purposes of this Section 3, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant (as hereinafter defined) of the right set forth in Section 10C to deliver shares of the Class A Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 14C to cause the Company to withhold from the shares of the Class A Common Stock otherwise deliverable to him or her upon the exercise of an Option shares of the Class A Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

4.      Committee.

The Plan shall be administered by a committee consisting of three or more members of the Board (the “Committee”) all of whom are intended to be “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. In the event that there shall not be at least three members of the Committee who qualify as “non-employee” directors within the meaning of Rule 16b-3 of the Exchange Act, all Option grants under the Plan will be made by the Board on the recommendation of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, and, in accordance with the requirements set forth in the first sentence of this Section 4, appoint additional members to the Committee and fill vacancies, however caused, on the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held or by unanimous written consent. Any decision or determination of the Committee made by unanimous written consent shall be fully as effective as if it had been made at a meeting duly called and held.

5.      Administration.

Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a “Participant”) to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Class A Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that directors of the Company who are not employed by the Company or any of the Subsidiaries (each a “Non-Employee Director”) shall only be granted Options in accordance with the provisions of

Section 6B. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee’s determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

6.      Eligibility.

A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) to the extent provided in Section 6B, a Non-Employee Director and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

B. (i) At the first meeting of the Board immediately following each annual meeting of the shareholders of the Company, each Non-Employee Director shall be granted an Option (a “Non-Employee Director’s Formula Option”) to purchase 5,000 shares of the Class A Common Stock at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that if a Non-Employee Director shall receive a grant pursuant to Section 6B of the Company’s 1998 Stock Option Plan for any year, he or she shall not be entitled to receive a Non-Employee Director’s Formula Option for such year under this Section 6B.

(ii)  Each Non-Employee Director who first becomes a director subsequent to the date of any annual meeting of the shareholders of the Company, and prior to the date of the next succeeding annual meeting of the shareholders of the Company, shall be granted, on the date he or she becomes a director, a Non-Employee Director’s Formula Option to purchase the number of shares of the Class A Common Stock equal to the product of (a) 5,000 and (b) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of shareholders and the denominator of which is 12, at the initial per share option price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

(iii)  A Non-Employee Director may not exercise a Non-Employee Director’s Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. A Non-Employee Director may (a) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director’s Formula Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-half of the shares granted thereby, and (b) during the period commencing on such second anniversary, exercise such Option with respect to all of the shares granted thereby.

7.      Option Prices.

A. Except as otherwise provided in Section 17, the initial per share option price of any Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the two classes of the Company’s common stock (the “Common Stock”) at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Class A Common Stock on the date of grant.

B. Except as otherwise provided in Section 17, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of the Class A Common Stock on the date of the grant; provided, however, that, in the case of a non-incentive stock option granted to a person who is, or in the judgment of the Committee may reasonably be expected to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code, and in the case of a Non-Employee Director’s Formula Option, the initial per share option price shall not be less than the fair market value of a share of the Class A Common Stock on the date of grant.

C. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock on any date shall be equal to (i) the closing sale price of the Class A Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Class A Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

8.      Option Term.

Participants shall be granted Options for such term as the Committee shall determine, not in excess of 10 years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided further, however, that the term of each Non-Employee Director’s Formula Option shall be 10 years from the date of the granting thereof.

9.      Limitations on Amount of Options Granted.

A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Class A Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 400,000 shares of the Class A Common Stock.

10.    Exercise of Options.

A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director’s Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing provisions of this Section 10A, an Option granted to a Participant other than a Non-Employee Director’s Formula Option will, to the extent not already exercisable, become exercisable in full on the Participant’s 62nd birthday.

B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Class A Common Stock having a fair market value equal to the portion of the option price so paid; provided further, however, that no portion of such payment may be made by delivering shares of the Class A Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock issuable upon such exercise.

D. Except in the case of a Non-Employee Director’s Formula Option, the Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10B, if any Participant shall have effected a “Hardship Withdrawal” from a “401(k) Plan” maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option using cash. For the purpose of this Section 10E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. § 1.401(k)-1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a “qualified plan” within the contemplation of section 401(a) of the Code which contains a “qualified cash or deferred arrangement” within the contemplation of section 401(k)(2) of the Code.

F. Notwithstanding the provisions of Section 10A, in the event that a Change of Control of the Company shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For purposes hereof a “Change in Control” of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) individuals who, as of the date of grant of an Option, constitute the Board (as of the Date of Grant, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. In the event that a Change in Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10F nor any of the rights of any Participant thereunder shall be modified or amended in any way.

11.    Transferability.

No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.

12.    Termination of Employment.

A. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise but other than by reason of his or her retirement, permanent disability or death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of the expiration of 30 days after the date of such Participant’s termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant’s employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for “cause” (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate immediately.

B. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company by reason of his or her retirement on or after his or her 65th birthday and five years of service with the Company and/or the Subsidiaries, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of such retirement and the date of termination specified in such Option.

C. In the event a Participant’s employment with the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company terminates by reason of his or her permanent disability (within the meaning of Section 22(e)(3) of the Code), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall immediately become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of one year after the date of such termination of employment or service and the date of termination specified in such option.

D. If a Participant’s employment with the Company and the Subsidiaries or service as a consultant to the Company and the Subsidiaries and/or as a Non-Employee Director of the Company terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one year after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.

E. For purposes of the foregoing, the term “cause” shall mean: (i) the commission by a Participant of any act or omission that would constitute a felony under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) disloyalty, fraud, dishonesty, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13.    Adjustment of Number of Shares.

A. If a dividend shall be declared upon the Class A Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Option and the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. If the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to any Option and for each share of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Class A Common Stock referred to in Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Class A Common Stock shall be so changed or for which each such share shall be exchanged.

B. If there shall be any change, other than as specified in Section 13A, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.    Purchase for Investment, Withholding and Waivers.

A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company’s obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine. A Participant may, in the discretion of the Committee and subject to such rules as the Committee may adopt, elect to satisfy his or her withholding obligation arising as a result of the exercise of a non-incentive option, in whole or in part, by electing to deliver to the Company shares of the Class A Common Stock (other than shares of the Class A Common Stock which were issued under the Company’s 1995 Restricted Stock Plan as to which the restrictions have not lapsed) having a fair market value, determined as of the date that the amount to be withheld is determined, equal to the amount required to be so withheld. Such Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

15.    No Shareholder Status.

Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.    No Restrictions on Corporate Acts.

Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.    Options Granted in Connection With Acquisitions.

If the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an “Acquired Subsidiary”), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 20 that certain amendments to the Plan be approved by the shareholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18.    Declining Market Price.

If the fair market value of the Class A Common Stock declines below the option price set forth in any Option, the Committee may, at any time, adjust, reduce, cancel and regrant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Class A Common Stock; provided, however, that none of the foregoing actions may be taken without the prior approval of the Board and none of the foregoing actions may be taken with respect to a Non-Employee Director’s Formula Option.

19.    No Employment or Service Right.

Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

20.    Termination and Amendment of the Plan.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval by a majority vote of the shareholders entitled to vote on the matter present in person or by proxy at any special or annual meeting of the shareholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

21.    Expiration and Termination of the Plan.

The Plan shall terminate on September 19, 2011 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

AMENDMENT NO. 1

TO

MSC INDUSTRIAL DIRECT CO., INC.

2001 STOCK OPTION PLAN

(i)  Paragraph A of Section 10 of the MSC Industrial Direct Co., Inc. 2001 Option Plan is hereby amended to read as follows:

“Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director’s Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17, as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Directors Formula Option, and as set forth in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-fifth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day immediately preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-fifths of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the day immediately preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fifths of the shares granted thereby, (iv) during the period commencing on such fourth anniversary and ending on the day immediately preceding the fifth anniversary of the date of the granting of such Option, exercise such Option with respect to four-fifths of the shares granted thereby and (v) during the period commencing on such fifth anniversary, exercise such Option with respect to all of the shares granted thereby. Notwithstanding the foregoing provision of this Section 10A, an Option granted before January 6, 2004 to a Participant other than a Non-Employee Directors Formula Option will to the extent not already exercisable, become exercisable in full on the Participants 62nd birthday and options granted on or after January 6, 2004 shall not be so immediately exercisable upon the Participant’s 62nd birthday but rather will become exercisable pursuant to the applicable items of the Option and this Plan.”

(ii)  Section 20 of the MSC Industrial Direct Co., Inc. 2001 Stock Option Plan is hereby amended to read as follows:

“Termination and Amendment of the Plan.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that to the extent required by applicable laws or the rules of the New York Stock Exchange or such other exchange on which the Company’s securities shall be listed or traded, any such modification or termination shall be subject to the approval of the shareholders of the Company; and provided further, however, the provisions of the Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.”